    As filed with the Securities and Exchange Commission on October 1, 1998

                                            Registration No. 33-________________
                                                            811-________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                                                           /X/
                        Pre-Effective Amendment No. __                     / /
                        Post-Effective Amendment No. __                    / /

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                                                           /X/
                            Amendment No. __                               / /



                                 GOVERNOR FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                   (Address of Principal Executive Offices)


      Registrant's Telephone Number, including area code:  (614)470-8000

                                Lana V. Burkhardt
                                 Governor Funds
                              23 North Front Street
                         Harrisburg, Pennsylvania 17105
                     (Name and Address of Agent for Service)


                                   copies to:

                             Michael P. Malloy, Esq.
                           Drinker Biddle & Reath LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496

Approximate date of proposed offering: As soon as practicable after the effective date of the Registration Statement

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.


Title of Securities Being Registered: Shares of Beneficial Interest

                             CROSS REFERENCE SHEET

                             PRIME MONEY MARKET FUND
                   U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

                                    Two Funds

                                       of

                                 Governor Funds

Form N-1A Part A Item                   Prospectus Caption

1.   Cover page ..................      Cover Page

2.   Synopsis ....................      Fee Table

3.   Condensed Financial
       Information ...............      Financial Highlights; Performance
                                        Information

4.   General Description of
       Registrant ................      Investment Objectives and Policies;
                                        Investment Restrictions; General
                                        Information - Description of the Trust
                                        and Its Shares; Cover Page

5.   Management of the Fund ......      Management of the Trust; General
                                        Information - Custodian; General
                                        Information - Transfer Agency and Fund
                                        Accounting Services

5A.  Management Discussion
       of Fund Performance .......      Inapplicable

6.   Capital Stock and Other
       Securities ................      How to Purchase and Redeem Shares;
                                        Dividends and Taxes; General Information
                                        - Description of the Trust and Its
                                        Shares; General Information -
                                        Miscellaneous

7.   Purchase of Securities
       Being Offered .............      Valuation of Shares; How to Purchase and
                                        Redeem Shares; Management of the Trust

8.   Redemption or Repurchase ....      How to Purchase and Redeem Shares

9.   Pending Legal Proceedings ...      Inapplicable

                              SUBJECT TO COMPLETION


                  PRELIMINARY PROSPECTUS DATED OCTOBER 1, 1998


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


PRIME MONEY MARKET FUND
U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

                                                                [LOGO]


3435 Stelzer Road                   For current yield, purchase, and
Columbus, Ohio 43219                redemption information, call
                                    (800) 766-3960.


      Governor Funds (the "Trust") is an open-end management investment company. The Trust includes the Prime Money Market Fund (the "Prime Money Market Fund") and the U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), each of which is a diversified portfolio of the Trust. (The Prime Money Market Fund and the Treasury Money Market Fund are hereinafter jointly referred to as the "Funds" and individually as a "Fund.") The Trustees of the Trust have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares"). This Prospectus describes the Investor Shares of the Prime Money Market Fund and U.S. Treasury Obligations Fund and the S Shares of the Prime Money Market Fund. S Shares are offered to customers who purchase such shares through cash management services, such as a sweep account ("Sweep Account") offered by Keystone Financial, Inc. ("Keystone") or any of its banking affiliates, and certain other financial services organizations, such banks or broker-dealers ("Service Organizations"). A Sweep Account combines a deposit account (the "Transaction Account") with a daily sweep of balances to or from the Prime Money Market Fund's S Shares. Keystone, its banking affiliates or Service Organizations, as applicable, are responsible for providing persons investing in S Shares through a Sweep Account with Sweep Account materials (the "Sweep Materials") describing the various features and operations of the Sweep Account. The Sweep Materials should be reviewed in conjunction with this Prospectus.


      Governors Group Advisors, Inc., 23 Front Street, Harrisburg, PA 17101 (the "Advisor"), which is a wholly owned subsidiary of Keystone, acts as the investment advisor to each of the Funds. Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Sub-Advisor" and collectively with the Advisor, the "Advisors"), which is a wholly owned subsidiary of Keystone, acts as the investment sub-advisor to each of the Funds.


      Additional information about the Funds and the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

      This Prospectus sets forth concisely the information about each of the Funds and the Trust that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

      BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), Columbus, Ohio, and the Advisor act as the Funds' administrators. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as the Funds' distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISORS, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN EITHER FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             The date of this Prospectus is ______________, 1998.

                               PROSPECTUS SUMMARY

      SHARES OFFERED: Investor Shares of beneficial interest of the Prime Money Market Fund and the Treasury Money Market Fund, and S Shares of the Prime Money Market Fund, two separate investment funds of Governor Funds, a Delaware business trust (the "Trust").

      OFFERING PRICE: The public offering price of each Fund is equal to the net asset value per share which the Funds will seek to maintain at $1.00 per Share. (See "HOW TO PURCHASE AND REDEEM SHARES.")

      MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Advisors and their affiliates.

      TYPE OF COMPANY: Each Fund is a diversified series of an open-end, management investment company.

      INVESTMENT OBJECTIVES: For each Fund, current income with liquidity and stability of principal.

      INVESTMENT POLICIES: The PRIME MONEY MARKET FUND invests in high-quality money market instruments and other instruments of high quality.

      Under normal market conditions, the TREASURY MONEY MARKET FUND will invest at least 65% of its total assets in securities issued by the U.S. Treasury and in repurchase agreements secured by such Treasury securities.

      All securities or instruments in which each Fund invests have or are deemed to have remaining maturities of 397 days (13 months) or less, although instruments subject to repurchase agreements may bear longer maturities.

      RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in each of the Funds is subject to certain risks, including interest rate risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES -- Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that either Fund will achieve its investment objectives. Each Fund, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of securities on a when-issued or delayed-delivery basis and the lending of portfolio securities.

      INVESTMENT ADVISOR:  Governors Group Advisors, Inc. (the "Advisor").

      INVESTMENT SUB-ADVISOR: Martindale Andres & Company, Inc. (the "Sub-Advisor").

      DIVIDENDS: Dividends from net income are declared daily and generally paid monthly. Net realized capital gains, if any, are distributed at least annually for each of the Funds.

      DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                          CERTAIN FINANCIAL INFORMATION

            Shares of the Prime Money Market Fund have been classified into two classes of Shares -- Investor Shares and S Shares. Shares of the Treasury Money Market Fund have been classified into one class of Shares --Investor Shares. Shares of each class in a Fund represent equal, pro rata interests in the investments held by that Fund and are identical in all respects, except that Shares of each class bear separate shareholder administrative servicing fees, and enjoy certain exclusive voting rights on matters relating to these fees. As a result of payments for shareholder administrative servicing fees that may be made in differing amounts, the net investment income of Investor Shares and S Shares in the Prime Money Market Fund can be expected, at any given time to be different.


            The Prime Money Market Fund and the Treasury Money Market Fund commenced operations on October 7, 1996 and July 1, 1997, respectively, as separate investment portfolios of The Sessions Group, which was organized as an Ohio business trust. On or about February 2, 1999, those Funds are expected to be reorganized as portfolios of the Trust. Prior to the reorganization, the Prime Money Market Fund and the Treasury Money Market Fund offered and sold shares of beneficial interest that were similar to the Trust's Investor Shares. S Shares had not been offered to the public prior to the date of this prospectus.

                                    FEE TABLE

                                                       PRIME MONEY              TREASURY MONEY
                                                       MARKET FUND               MONEY MARKET

                                             INVESTOR SHARES    S SHARES       INVESTOR SHARES
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed
  on Purchases (as a percentage of
  offering price)                               None             None               None

ESTIMATED ANNUAL FUND OPERATING
 EXPENSES
(as a percentage of average net assets)

Management Fees After Voluntary
  Fee Waivers                                   0.20%(1)         0.20%(1)         0.20%(2)
12b-1 Fees                                        None             None             None

Other Expenses(1)(2)                            0.28             0.52 (3)         0.53 (3)
Estimated Total Fund Operating Expenses         -------          -------          -------
  After Voluntary Fee Waivers                   0.48 (1)         0.72%(1)         0.73%(2)
                                                =======          =======          =======



EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                1 Year            3 Years
                                                ------            -------

   Prime Money Market Fund
            Investor Shares                       $ 5               $15
            S Shares                              $ 7               $23

      Treasury Money Market Fund
            Investor Shares                       $ 7               $23

      The purpose of the above table is to assist a potential purchaser of Shares of the Funds in understanding the various costs and expenses that an investor in that Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Advisor or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. The table sets forth estimated management fees and other expenses of Investor Shares of the Funds and estimated management fees and other expenses of S Shares of the Prime Money Market Fund. The Total Fund Operating Expenses were 0.48% and 0.71% for the Investor Shares of the Prime Money Market Fund and Treasury Money Market Fund, respectively, for the fiscal year ended June 30, 1998. S Shares of the Prime Money Market Fund had not been offered to the public prior to the date of this prospectus. See "MANAGEMENT OF THE TRUST" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


(1) The Advisor has agreed with the Trust to reduce its investment advisory fee to 0.20% for the Prime Money Market Fund until further written notice to Shareholders. Absent such voluntary fee waiver, Management Fees for Investor Shares and S Shares of the Prime Money Market Fund would be .40% and Estimated Total Fund Operating Expenses for Investor Shares and S Shares of the Prime Money Market Fund would be 0.68% and 0.92%, respectively.

(2) The Advisor has agreed to reduce such fee to 0.20% until further written notice to Shareholders. Absent any such waiver or reductions, Management Fees and Estimated Total Fund Operating Expenses for the Treasury Money Market Fund would be 0.40% and 0.93%, respectively.


(3)   "Other Expenses" are estimated for the current fiscal year.

                              FINANCIAL HIGHLIGHTS

      The Funds are two separate funds of the Trust. Prior to __, 1998, the Funds were diversified series of The Sessions Group (the "Predecessor Funds"), also an open-end management investment company. The table below sets forth certain information concerning the investment results of the Funds since their inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table has been audited by _____________________, independent certified public accountants for the Funds, whose report on the fiscal year ended June 30, 199_, is included in the Statement of Additional Information which may be obtained by Shareholders. As of __, 1998, S Shares of the Prime Money Market Fund had not been offered for sale to the public.

                                                            PRIME MONEY                        TREASURY MONEY
                                                            MARKET FUND                          MARKET FUND
                                              ------------------------------------------      -----------------
                                              Fiscal Year       Period from October 7,
                                               ended June       1996                          Fiscal Year Ended
                                               30, 1998         through June 30, 1998(a)      June 30, 1998(a)
                                              -----------       ------------------------      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD             $1.00                 $  1.00                       $1.00

Investment Activities:


   Net investment income                          0.05                    0.04                        0.05

   Net realized and unrealized gain
    (loss) on investments                           --                      --                          --
                                                 -----                 -------                       -----

Total from Investment Activities                  0.05                    0.04                        0.05

Distributions from:

   Net investment income                         (0.05)                  (0.04)                      (0.05)

   Net realized gains                               --                      --                          --

   Total Distributions                           (0.05)                  (0.04)                      (0.05)
                                                 -----                 -------                       -----

Net change in net asset value
 per share:                                         --                      --                          --
                                                 -----                 -------                       -----

NET ASSET VALUE, END OF PERIOD                   $1.00                 $  1.00                       $1.00
                                                 =====                 =======                       =====

TOTAL RETURN                                      5.19%                   3.73%(b)                    4.78%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, at end of period (000)            $217,861                 $95,850                     $23,520

Ratio of expenses to average net assets           0.48%                   0.36%(c)                    0.71%

Ratio of net investment income to
average net assets                                5.14%                   5.02%(c)                    4.64%

Ratio of expenses to average
net assets*                                       0.76%                   0.70%(c)                    1.07%

Ratio of net investment income to
average net assets*                               4.86%                   4.68%(c)                    4.28%

-----------------------
* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the rates would have been as indicated.


 (a) The Prime Money Market and Treasury Money Market Funds commenced operations on October 7, 1996 and July 1, 1997, respectively.

 (b)  Not annualized.

 (c)  Annualized.

                             PERFORMANCE INFORMATION

      From time to time performance information for the Funds showing their average annual total return, seven-day yield, seven-day effective yield and/or 30-day yield may be presented in advertisements, sales literature and shareholder reports. Yield quotations are computed separately for Investor Shares and S Shares. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for the applicable Fund and will include the performance of its predecessor fund. S Shares had not commenced operations as of the date of this prospectus. Accordingly, the performance results attributed to S Shares prior to when they commenced operations are those of Investor Shares for that period. Average annual total return is measured by comparing the value of an investment in a particular Share of the Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized.

      The seven-day yield of a particular Share of the Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The seven-day effective yield is calculated similarly but, when annualized, the income earned by an investment in particular Shares of a Fund is assumed to be reinvested. The seven-day effective yield is slightly higher than the seven-day yield because of the compounding effect of this assumed reinvestment. The Funds may also present a 30-day yield which is calculated similarly to the seven-day yield but instead refers to a 30-day period rather than a seven-day period.

      Investors may also judge the performance of the Funds by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

      Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Advisors, to its customer accounts which may have invested in Shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Advisor, BISYS Ohio or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

      Further information about the performance of the Funds is contained in that Fund's Annual Report to Shareholders which may be obtained without charge by contacting the Trust at [(800) 766-3960].

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

      The investment objective of each of the Funds is to seek current income with liquidity and stability of principal. The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Trust's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of either Fund will be achieved.

      As money market funds, each Fund invests exclusively in United States dollar-denominated instruments which the Advisor or Sub-Advisor determines present minimal credit risks. In addition, such investments, at the time of acquisition, subject to certain exceptions, must be rated by at least two nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) (or by the only NRSRO providing a rating) in one of the two highest rating categories for short-term debt obligations or, if unrated, are determined by the Advisor or Sub-Advisor to be of comparable quality. Each Fund is also required to diversify its investments so that, except for United States Government securities and certain other exceptions, not more than five percent of its total assets is invested in the securities of any one issuer, not more than five percent of its total assets is invested in securities of issuers rated by the NRSROs at the time of investment in the second highest rating category for short-term debt obligations or, if unrated, deemed by the Advisor or Sub-Advisor to be of comparable quality ("Second Tier Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which the Funds invest have or are deemed to have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in each Fund will not exceed 90 days.

THE PRIME MONEY MARKET FUND

      Subject to the foregoing general limitations, the Prime Money Market Fund invests in the following types of securities.

      The Prime Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

      The Prime Money Market Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Money Market Fund may also invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositor institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

      The Prime Money Market Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by U.S. branches of a foreign bank denominated in U.S. dollars and held in the United States. Under normal market conditions, the Prime Money Market Fund will not invest more than 20% of its total assets in such foreign securities (including Canadian Commercial Paper and Europaper as defined below).

      The Prime Money Market Fund will not invest in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal if, in the aggregate with other illiquid securities held by the Prime Money Market Fund, such deposits exceed 10% of such Fund's net assets. Such time deposits include ETDs and CTDs but do not include certificates of deposit.

      The Prime Money Market Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) and in municipal obligations rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Advisor or Sub-Advisor to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer which, in each case, is rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Advisor or Sub-Advisor to be of comparable quality to instruments that are so rated.

      The Prime Money Market Fund may also invest in corporate debt securities with remaining maturities of 397 days or less although at the time of issuance such securities had maturities exceeding 397 days. The Prime Money Market Fund may invest in such securities so long as comparable securities of such issuer have been rated in the highest rating category for short-term debt obligations by the appropriate NRSROs or are otherwise deemed to be eligible for purchase by the Prime Money Market Fund in accordance with the guidelines adopted by the Trust's Board of Trustees.

      Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The Prime Money Market Fund may purchase variable amount master demand notes with face maturities in excess of 397 days only so long as the Prime Money Market Fund may demand payment at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice.

      The Prime Money Market Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets, primarily automobile and credit card receivables and home equity loans. Payment of principal and interest may depend largely on cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

      The Prime Money Market Fund may also acquire variable and floating rate notes issued by both governmental and non-governmental issuers, subject to the Prime Money Market Fund's investment objective, policies and restrictions.

THE TREASURY MONEY MARKET FUND

      Subject to the above limitations, under normal market conditions, the Treasury Money Market Fund will invest at least 65% of its total assets in the following types of securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements backed by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

      Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security. The Treasury Money Market Fund may engage in other investment techniques described below.

      The Treasury Money Market Fund may also invest up to 35% of its total assets in Government Obligations which are backed by the full faith and credit of the U.S. Treasury and in repurchase agreements backed by such securities. Such securities include those of the Government National Mortgage Association and the Export-Import Bank of the United States.

RISK FACTORS AND INVESTMENT TECHNIQUES

      Like any investment program, an investment in either Fund entails certain risks. Since each Fund invests in debt securities, investors are exposed to interest rate risk, i.e., fluctuations in the market value of debt securities. Debt securities' prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of debt securities generally fall; conversely, when interest rates fall, debt securities' prices generally rise. There have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in the prices of certain debt securities.

      The Trust will attempt to maintain the net asset value per share of each of the Funds at $1.00, but there can be no assurance that either Fund will be able to do so.

      Each Fund may invest in certain variable or floating rate securities as described above. Such instruments may be considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. There is no limit as to the portion of a Fund's portfolio that may be invested in any such derivatives at any one time.

      Variable and Floating Rate Securities. Securities purchased by the Funds may include variable and floating rate obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its amortized cost.

      In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its amortized cost which could adversely affect such Fund's ability to maintain a stable net asset value. In such an instance, the Advisor or Sub-Advisor will seek to sell such security to the extent it can do so in an orderly fashion given current market conditions.

      Such securities which are not Government Obligations are frequently not rated by NRSROs; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Advisor or Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, such Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate securities may be secured by bank letters of credit.

      To the extent that a Fund holds a security for which it is not entitled to receive the principal amount within seven days of demand and for which no readily available market exists, such a security will be treated as an illiquid security for purposes of calculation of the 10% limitation on such securities as set forth below.

      Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Advisor or Sub-Advisor deems creditworthy under guidelines approved by the Trust's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments - Repurchase Agreements" in the Statement of Additional Information.

      Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Obligations consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. The Funds generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES - Additional Information on Portfolio Instruments - Reverse Repurchase Agreements" in the Statement of Additional Information.

      Except as permitted by the 1940 Act, the Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, Sub-Advisor, BISYS, or their affiliates.

      Foreign Investments. Investments in foreign securities (including ECDs, ETDs, CTDs, Yankee CDs, CCP and Europaper) may subject the Prime Money Market Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal or interest on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

      Restricted Securities. Securities in which the Prime Money Market Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act

("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Prime Money Market Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

      Pursuant to procedures adopted by the Board of Trustees of the Trust, the Advisor or Sub-Advisor may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Prime Money Market Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Advisor or Sub-Advisor must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the number of potential purchasers and dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Prime Money Market Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

      Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Advisor or Sub-Advisor. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by a Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Advisor or Sub-Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees. Neither Fund will lend more than 33% of the total value of its portfolio securities at any one time.

      When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest or dividends on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price or yield considered to be advantageous.

      Investment Company Securities. Each Fund may also invest in the securities of other investment companies in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest, for purposes of short-term cash management, in money market mutual funds which invest in the same securities in which such Fund may invest. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

      Year 2000. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the Advisor, Sub-Advisor, the Funds' other service providers, and others do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Advisor, Sub-Advisor, and the Funds' other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.


                             INVESTMENT RESTRICTIONS

      Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION -- Miscellaneous" herein). Each Fund will not:

      1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) with respect to the Prime Money Market Fund there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

      3. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. So long as the Fund's borrowings, including reverse repurchase agreements and dollar roll agreements, exceed 5% of such Fund's total assets, the Fund will not acquire any portfolio securities.

      4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

      The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the applicable Fund. Each Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                               VALUATION OF SHARES

      The net asset value of each Fund is determined and its Shares are priced as of 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The times at which the Shares of a Fund are priced are hereinafter referred to as the "Valuation Times." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

        The assets in each of the Funds are valued based upon the amortized cost method which the Trustees of the Trust believe fairly reflects the market-based net asset value per share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain each Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

      Shares of the Funds are sold on a continuous basis by the Trust's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Trust at (800) [766-3960].

EMPLOYEE BENEFIT PLANS

      Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

      Investor Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Advisor, Sub-Advisor, their affiliates or their correspondent entities (collectively, "Entities").

      Investor Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Investor Shares of the Funds so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Investor Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

      Investors may also purchase Investor Shares of either Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to Governor Funds, [P.O. Box 182707, Columbus, Ohio 43218-2707]. Subsequent purchases of Investor Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

      If an Account Registration Form has been previously received by the Trust, investors may also purchase Investor Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Trust at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

      An order to purchase Shares of a Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Fund's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of a Fund which is transmitted by federal funds wire will be available the same day for investment by that Fund's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors of substantial amounts use federal funds to purchase Shares. Shares of the Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Shares of the Funds purchased after 12:00 noon, Eastern Time, begin earning dividends on the next Business Day. All Shares of the Funds continue to earn dividends through the day before their redemption.

PURCHASE OF S SHARES

            S Shares of the Prime Money Market Fund are offered to customers of Keystone, any of its banking affiliates or Service Organizations that establish cash management services, such as a Sweep Account with Keystone, any of its affiliates or a Service Organization. Each Sweep Account combines a Transaction Account with a periodic sweep of balance to or from the Prime Money Market Fund. Investors may open a Sweep Account by completing and signing the appropriate Sweep Materials. The Sweep Materials contain important information about the various features and operations of the Sweep Account and should be reviewed in conjunction with this Prospectus.

            S Shares may be purchased on any Business Day by making a deposit into your Transaction Account. On each Business Day that Keystone, any of its banking affiliates or a Service Organization is open for business, Keystone, any of its banking affiliates or a Service Organization computes the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account in accordance with their Sweep Account procedures (the "Net Sweep Amount"). If deposits and credits exceed withdrawals and charges, you authorize Keystone, any of its banking affiliates or a Service Organization, on your behalf, to transmit a purchase order to the Prime Money Market Fund in your Sweep Account in the amount of that day's Net Sweep Amount in accordance with the Sweep Account procedures of Keystone, any of its banking affiliates or a Service Organization. Your purchase order will be made effective and full and fractional S Shares will be purchased at the net asset value per Share next determined after receipt by the Trust. It is the responsibility of Keystone, any of its banking affiliates or a Service Organization to transmit orders for the purchases of S Shares by its customers to the Transfer Agent and deliver required funds on a timely basis, in accordance with the procedures stated above. Share purchases and redemptions executed through Keystone, any of its banking affiliates or a Service Organization are executed only on Business Days that Keystone, any of its banking affiliates or a Service Organization, respectively, is open for business. Contact Keystone, any of its banking affiliates or your Service Organization for additional information about Keystone's, any of its banking affiliates', or the Service Organizations' Sweep Account procedures.

MINIMUM INVESTMENT

      Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of either Fund by an investor and $25 for subsequent purchases of Shares of that Fund.

      The initial minimum investment amount is reduced to $250 for employees of the Advisor, Sub-Advisor, Keystone or any of their affiliates.

      Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in the Funds. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

      The Trust reserves the right to reject any order for the purchase of Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

      Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

      The Governor Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Investor Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Investor Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Trust at (800) [766-3960]. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Trust at: 3435 Stelzer Road, Columbus, Ohio 43219.

      The Trust may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

GOVERNOR FUNDS INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

      A Governor Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Governor Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

      All Governor Funds IRA distribution requests must be made in writing to the Distributor. Any deposits to a Governor Funds IRA must distinguish the type and year of the contributions.

      For more information on the Governor Funds IRAs call the Trust at (800) [766-3960]. Investment in Shares of the Governor Funds Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a Governor Funds IRA. Shareholders are advised to consult a tax advisor on Governor Funds IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES

      Payment for Shares of either Fund may, in the discretion of the Advisor or Sub-Advisor, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Advisor or Sub-Advisor. In connection with an in-kind securities payment, the applicable Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by that Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

GENERAL

      Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

      There is no sales charge imposed by either Fund in connection with the purchase of its Shares.

      The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their Shareholders.

EXCHANGE PRIVILEGE

      Shares of the Funds may be exchanged for Shares of any other Fund of the Trust if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the Fund of the Trust to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Trust that a sales charge was originally paid and provide the Trust with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

      An exchange is considered a sale of Shares for federal income tax purposes.

       The Trust may at any time modify or terminate the foregoing exchange privileges. The Trust, however, will give Shareholders 60 days' advance written notice of any such modification.

      A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at (800) [766-3960] or by providing written instructions to the Trust. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF INVESTOR SHARES

      Investor Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Investor Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Investor Shares of a Fund to the extent necessary to maintain the required minimum balance. Also, Investor Shares may be redeemed using the check writing feature described below.

Redemption by Mail

      A written request for redemption must be received by the Trust, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

      If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Investor Shares by telephoning the Trust and having the payment of redemption proceeds sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. The Trust may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Trust at (800) [766-3960].

      Neither the Trust, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Trust's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Trust will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Trust, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Trust at the address shown on the front page of this Prospectus.

Auto Withdrawal Plan

      The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Investor Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) [766-3960] for more information. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Trust.

Check-Writing Redemption Procedure

      The Transfer Agent will provide any Shareholder of a Fund who so requests with a supply of checks, imprinted with the Shareholder's name, which may be drawn against that Fund's account maintained by The Bank of New York (the "Bank"), for redemption of Investor Shares. These checks may be made payable to the order of any person in any amount not less than $500. To participate in this procedure, an investor must complete the Check-Writing Redemption Form available from the Transfer Agent. When a check is presented to the Bank for payment, the Transfer Agent (as the Shareholder's agent) will cause the applicable Fund to redeem sufficient Investor Shares in the Shareholder's account to cover the amount of the check. Shares continue earning daily dividends until the day on which the check is presented to the Bank for payment. Cancelled checks will be returned to the Shareholder. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept for payment checks presented through normal bank clearing channels. Shareholders should not attempt to withdraw the full amount of an account or to close out an account by using this procedure.

      No charge will be made to a Shareholder for participation in the check-writing redemption procedure or for the clearance of any checks. However, a Shareholder's account may be subject to charges for copies, returned checks and/or returned items of deposit.

      In order to stop payment on a check, the Shareholder must notify the Trust in writing before the check has been presented to the Bank for payment. A charge may be deducted from the Shareholder's account for each stop payment order.

      REDEMPTION OF S SHARES

      If, on any Business Day that Keystone, any of its banking affiliates and the particular Service Organization are open for business, withdrawals and charges to your Sweep Account, including without limitation check transactions, exceed deposits and credits, Keystone, any of its banking affiliates or the particular Service Organization, as applicable, will transmit a redemption order on your behalf to the Prime Money Market Fund in the dollar amount of that day's Net Sweep Amount. If your Sweep Account with Keystone, any of its banking affiliates or the particular Service Organization, as applicable, is closed as described in the Sweep Materials, Keystone, any of its banking affiliates or the particular Service Organization, as applicable, will normally transmit a redemption request on your behalf to the Prime Money Market Fund for the balance of the S Shares of the Prime Money Market Fund held through your Sweep Account. Redemptions are effected by the Trust on a Business Day at the net asset value per share next determined after receipt of the redemption order by the Trust. It is the responsibility of Keystone, any of its banking affiliates or the particular Service Organization to transmit the redemption order and credit its customer's Transaction Account with the redemption proceeds on a timely basis. Keystone, any of its banking affiliates or the Service Organization may withhold redemption proceeds pending check collection or processing or other reasons all as set forth more fully in the Sweep Materials.

                               DIVIDENDS AND TAXES

Payments to Shareholders

      Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Distributor before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day. The Funds will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

      At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds for up to 15 days or more until payment has been collected for the purchase of such Shares. During the period of any such delay, Shares to be redeemed would continue to receive daily dividends as declared until execution of the redemption. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

      Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Advisor, Sub-Advisor or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Advisor, Sub-Advisor or one of its affiliates).

      See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem shares involuntarily in light of the Trust's responsibilities under the 1940 Act.

DIVIDENDS

      The net income of the Shares of each Fund is declared daily and such dividends are generally paid monthly. Shareholders of both Funds will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the appropriate Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

      Distributable net realized capital gains, if any, for the Funds are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

      Dividends on each Share of a Fund are determined in the same manner and are paid in the same amounts irrespective of class, except that the Investor Shares and the S Shares of the Prime Money Market Fund bear all expenses of its Administrative Services Plan.

      If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the applicable Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

      Each Fund's distributions will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      You should consult your tax adviser for further information regarding federal, state and local tax consequences with respect to your specific situation.

      You will be advised at least annually as to the federal income tax consequences of distributions made to you during the year.



                             MANAGEMENT OF THE TRUST

TRUSTEES OF THE TRUST

      Overall responsibility for management of the Trust rests with its Board of Trustees. Unless so required by the Trust's Declaration of Trust or By-Laws or by Delaware law, at any given time all of the Trustees may not have been elected by the shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Delaware governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

      The Trustees of the Trust receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of Keystone, BISYS Fund Services, Inc., the sole general partner of BISYS, BISYS, BISYS Ohio or their affiliates receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Advisor and BISYS Ohio receive fees from each Fund for providing certain services as Co-Administrators.

ADVISORS

      Governors Group Advisors, Inc. is the investment adviser of each Fund. The Advisor is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Advisor was organized in 1998 and has not previously served as the investment adviser to a registered open-end management investment company.

      Subject to the general supervision of the Board of Trustees of the Trust and in accordance with the investment objective and restrictions of each Fund, the Advisor has agreed to manage each Fund, make decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintain each Fund's records relating to such purchases and sales.

      The Advisor has entered into a Sub-Advisory Agreement with Martindale Andres & Company, Inc. (the "Sub-Advisor"), Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428. The Sub-Advisor is also a wholly-owned subsidiary of Keystone. The Sub-Advisor was organized in 1989 and was acquired by Keystone in December 1995. Subject to the supervision of the Advisor and the Board of Trustees of the Trust and in accordance with the investment objective and restrictions of each Fund, the Sub-Advisor manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.


      For the services provided and expenses assumed pursuant to their respective Agreements: the Advisor is entitled to receive an advisory fee from each Fund, computed daily and paid monthly, at the annual rate of .40% of such Fund's average daily net assets; and the Sub-Advisor is entitled to receive from the Advisor a sub-advisory fee, computed daily and paid monthly, at an annual rate of up to .40% of each Fund's average daily net assets. The exact amount of the sub-advisory fee will be an amount agreed to by the Advisor, the Sub-Advisor and the Trust from time to time, and shall initially be at the annual rate of .10% and .20%, respectively, of the Prime Money Market Fund's and Treasury Money Market Fund's respective average daily net assets. The sub-advisory fees paid by Advisor to Sub-Advisor have no effect on the investment advisory fees payable by the Funds to the Advisor. For the fiscal year or period ended June 30, 1998, the Prime Money Market Fund and Treasury Money Market Fund paid their then adviser, Martindale Andres & Company, Inc., an advisory fee at an annual rate of 0.20% and 0.10% of such Funds' respective average daily net assets.


      The Advisor and Sub-Advisor may periodically voluntarily reduce all or a portion of its advisory and sub-advisory fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Advisor and Sub-Advisor may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATORS AND DISTRIBUTOR

      BISYS Ohio and the Advisor (collectively, the "Administrators") serve as each Fund's administrators. BISYS acts as the Trust's principal underwriter and distributor (the "Distributor"). BISYS, BISYS Ohio and their affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

      The Administrators generally assist in all aspects of each Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Trust, the Administrators are entitled jointly to annual fees, computed daily and paid periodically, calculated at an annual rate of .15% of that Fund's average daily net assets. The Administrators may periodically voluntarily reduce all or a portion of their administration fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Administrators may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction. For the fiscal year or period ended June 30, 1998, the Prime Money Market Fund and Treasury Money Market Fund paid their then administrator, BISYS, an administration fee at the annual rate of 0.115% each of the respective average daily net assets of each Fund.

      The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Trust.

EXPENSES

      The Advisors and the Administrators bear all expenses in connection with the performance of their services as investment advisers and administrators, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Trust, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Trust's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES PLAN

      The Trust has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Advisors, Keystone and its banking affiliates, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Investor Shares or S Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

      The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers, providing customers with a service that invests the assets of their accounts in Shares of the Funds pursuant to specific or pre-authorized instructions and developing, maintaining and supporting systems to support cash management services such as Sweep Accounts for S Shares. Each class of Shares bears its own expenses under the Services Plan.

SERVICE ORGANIZATIONS

      The Trust understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning Shares. These fees would be in addition to any amount which may be received by such a Service Organization under its Servicing Agreement with the Trust. Customers of such a Service Organization receiving servicing fees should read this Prospectus and the terms governing their accounts with their Service Organization.

BANKING LAWS

      The Advisors believe that they possess the legal authority to perform the investment advisory and administration services for each Fund contemplated by its investment advisory and administration agreements with the Trust, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Advisors could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.



                               GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


      The Trust was organized as a Delaware business trust on September 3, 1998. The Trust consists of twelve funds, each having its own class(es) of shares. Each share represents an equal proportionate interest in a fund with other shares of the same class of shares the fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the same class of shares of the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Trust are the Established Growth, Aggressive

Growth, Emerging Growth, International Equity, Intermediate Term Income, Limited Duration Government Securities, Pennsylvania Municipal Bond, Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds.

      Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Prime Money Market Fund will vote in the aggregate with other shareholders of the Trust with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Trust, for purposes of approval or amendment of the Prime Money Market Fund's investment advisory agreement. Similarly, only holders of Shares of a particular class of the Prime Money Market Fund will vote on matters pertaining to that class under the Services Plan.

      Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Trust. See "MANAGEMENT OF THE TRUST - Trustees of the Trust." Individual Trustees are elected by the shareholders of the Trust, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Delaware law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.

      An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.


      As of September 17, 1998, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each of the Funds.


CUSTODIAN

      The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


      BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Trust and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund
Accounting Agreement and receives a fee from the Trust for such services for all the Trust's funds computed at an annual rate of 0.03% (0.04% for the International Equity Fund) of the

Trust's average daily net assets up to $2 billion and 0.02% (0.03% for the International Equity Fund) of the Trust's average daily net assets of $2 billion or more, subject to a minimum annual fee of $30,000 ($40,000 for the International Equity Fund and $35,000 for the Pennsylvania Municipal Bond
Fund). See "MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST - Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information. For the fiscal year ended June 30, 1998, the Prime Money Market and Treasury Money Market Funds paid BISYS Fund Services, Inc. an accounting services fee of ___% and ___% of each Fund's respective average daily net assets.



MISCELLANEOUS

      Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

      As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular fund that are allocated to such fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

      As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund or a class of Shares of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund or that class of Shares of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund or such class of shares of such Fund or such class of Shares of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund or that class of Shares of that Fund.

      Inquiries regarding the Funds may be directed in writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) [766-3960].

INVESTMENT ADVISOR

Governors Group Advisors, Inc.
23 Front Street
Harrisburg, Pennsylvania  17101

INVESTMENT SUB-ADVISOR

Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

CO-ADMINISTRATORS

Governors Group Advisors, Inc.
23 Front Street
Harrisburg, Pennsylvania  17101

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR


BISYS Fund Services Limited Partnership

3435 Stelzer Road
Columbus, Ohio  43219

LEGAL COUNSEL

Drinker Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, Pennsylvania 19107

AUDITORS

                                TABLE OF CONTENTS

                                                                            Page
PROSPECTUS SUMMARY .....................................................      3
FEE TABLE ..............................................................      5
FINANCIAL HIGHLIGHTS ...................................................      6
PERFORMANCE INFORMATION ................................................      8
INVESTMENT OBJECTIVES AND POLICIES .....................................      9
INVESTMENT RESTRICTIONS ................................................     16
VALUATION OF SHARES ....................................................     17
HOW TO PURCHASE AND REDEEM SHARES ......................................     18
DIVIDENDS AND TAXES ....................................................     25
MANAGEMENT OF THE TRUST ................................................     27
GENERAL INFORMATION ....................................................     30

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 Governor Funds


                                     [LOGO]


                                      Prime
                                      Money
                                   Market Fund
                              Investor and S Shares


                                  U.S. Treasury
                                Obligations Money
                                   Market Fund
                                 Investor Shares


                            Governors Group Advisors,
                                      Inc.
                               Investment Advisor

                             Martindale Andres &
                                Company, Inc.
                            Investment Sub-Advisor




                            Prospectus dated ____ __,
                                      1998

                              CROSS REFERENCE SHEET

                             ESTABLISHED GROWTH FUND
                             AGGRESSIVE GROWTH FUND
                              EMERGING GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                          INTERMEDIATE TERM INCOME FUND
                   LIMITED DURATION GOVERNMENT SECURITIES FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND
                       LIFESTYLE CONSERVATIVE GROWTH FUND
                         LIFESTYLE MODERATE GROWTH FUND
                              LIFESTYLE GROWTH FUND

                                    Ten Funds
                                       of
                               The Governor Funds


Form N-1A Part A Item                               Prospectus Caption
---------------------                               ------------------
1.      Cover page..................                Cover Page

2.      Synopsis....................                Fee Table

3.      Condensed Financial
          Information...............                Financial Highlights; Performance Information

4.      General Description of
          Registrant................                Investment Objectives and Policies; Investment Restrictions;
                                                    General Information - Description of the Trust and Its Shares;
                                                    Cover Page

5.      Management of the Fund......                Management of the Trust; General Information - Custodian; General
                                                    Information - Transfer Agency and Fund Accounting Services

5A.     Management Discussion
          of Fund Performance.......                Inapplicable

6.      Capital Stock and Other
          Securities................                How to Purchase and Redeem Shares; Dividends and Taxes; General
                                                    Information - Description of the Trust and Its Shares; General
                                                    Information - Miscellaneous

7.      Purchase of Securities
          Being Offered.............                Valuation of Shares; How to Purchase and Redeem Shares; Management
                                                    of the Trust

8.      Redemption or Repurchase....                How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                Inapplicable

                              SUBJECT TO COMPLETION

                 PRELIMINARY PROSPECTUS DATED ____________, 1998

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


ESTABLISHED GROWTH FUND

AGGRESSIVE GROWTH FUND

EMERGING GROWTH FUND

INTERNATIONAL EQUITY FUND

INTERMEDIATE TERM INCOME FUND

LIMITED DURATION GOVERNMENT SECURITIES FUND

PENNSYLVANIA MUNICIPAL BOND FUND

LIFESTYLE CONSERVATIVE GROWTH FUND

LIFESTYLE MODERATE GROWTH FUND

LIFESTYLE GROWTH FUND


                                                                          [LOGO]



3435 Stelzer Road              For current yield, purchase, and
Columbus, Ohio 43219                redemption information, call
                                    (800) 766-3960.



         The Governor Funds (the "Trust") is an open-end management investment company consisting of twelve portfolios, ten of which are described herein. This Prospectus relates only to the following ten portfolios: Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Emerging Growth Fund, Intermediate Term Income Fund (the "Income Fund"), Limited Duration Government Securities Fund (the "Government Securities Fund"), Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund (collectively with the Lifestyle Conservative Growth and Lifestyle Moderate Growth Funds, the "Lifestyle Funds"). With the exception of Pennsylvania Bond Fund (which is a non-diversified portfolio), each portfolio is a diversified portfolio of the Trust (hereinafter collectively referred to by name, or as the "Funds," or individually as a "Fund"). The Trustees of the Trust have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

         Governors Group Advisors, Inc., 23 Front Street, Harrisburg, Pennsylvania (the "Advisor"), and Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania, (the "Sub-Advisor," or "Martindale Andres"), are wholly owned subsidiaries of Keystone Financial, Inc. ("Keystone"), and act as the respective advisor and sub-advisor to each of the Funds other than the International Equity Fund. The Advisor and Brinson Partners, Inc., Chicago, Illinois, (the "International Equity Fund Sub-Advisor" or, collectively with the Sub-Advisor, the "Sub-Advisors"), a wholly owned subsidiary of UBS AG, act as the respective advisor and sub-advisor for the International Equity Fund.


         Additional information about the Funds and the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         This Prospectus sets forth concisely the information about the Funds and the Trust that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

         Each Fund's net asset value per share will fluctuate as the value of its holdings changes in response to changing market prices and/or other factors.

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), Columbus, Ohio, and the Advisor act as the Funds' administrators. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as the Funds' distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

         THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISOR, SUB-ADVISORS, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is ________, 1998.

                               PROSPECTUS SUMMARY


         SHARES OFFERED: Shares of the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund, Government Securities Fund, Pennsylvania Bond Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund, ten separate investment Funds of the Governor Funds, a Delaware business trust (the "Trust").

         OFFERING PRICE: The Government Securities Fund has a public offering price equal to the net asset value per share plus a sales charge of 3.00% of the public offering price, reduced on investments of $100,000 or more. The public offering price of each of the other Funds is equal to the net asset value per share plus a sales charge of 4.50% of the public offering price, reduced on investments of $100,000 or more (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charge Waivers").

         MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Advisor, Sub-Advisors and their affiliates.

         TYPE OF COMPANY: Each Fund, with the exception of Pennsylvania Bond Fund (which is a non-diversified series), is a diversified series of an open-end, management investment company.

         INVESTMENT OBJECTIVES: For the ESTABLISHED GROWTH FUND, growth of capital with some current income as a secondary objective.

         For the AGGRESSIVE GROWTH FUND, growth of capital.

         For the EMERGING GROWTH FUND, long-term growth of capital.

         For the INTERNATIONAL EQUITY FUND, capital appreciation.

         For the INTERMEDIATE TERM INCOME FUND (the "Income Fund"), current income with long-term growth of capital as a secondary objective.

         For the LIMITED DURATION GOVERNMENT SECURITIES FUND (the "Government Securities Fund"), current income with preservation of capital as a secondary objective.

         For the PENNSYLVANIA MUNICIPAL BOND FUND (the "Pennsylvania Bond Fund"), (1) income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

         For the LIFESTYLE CONSERVATIVE GROWTH FUND, capital appreciation and income.

         For the LIFESTYLE MODERATE GROWTH FUND, capital appreciation and, secondly, income.

         For the LIFESTYLE GROWTH FUND, capital appreciation.

         INVESTMENT POLICIES: Under normal market conditions, the ESTABLISHED GROWTH FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations of at least $1 billion.

         Under normal market conditions, the AGGRESSIVE GROWTH FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations ranging between $100 million and $5 billion.

         Under normal market conditions, the EMERGING GROWTH FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of growth-oriented micro-cap companies. For purposes of this policy, the Emerging Growth Fund considers companies with equity market capitalizations, at the time of purchase, of between $30 million and $350 million to be micro-cap companies.

         Under normal market conditions, the INTERNATIONAL EQUITY FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in equity securities of companies domiciled outside the United States.

         Under normal market conditions, the INCOME FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in fixed income securities of all types, including high and medium grade corporate bonds, U.S. Government bonds and mortgage-backed securities. The Income Fund intends that, under normal market conditions, its portfolio will maintain a dollar weighted average maturity of three to ten years.

         Under normal market conditions, the GOVERNMENT SECURITIES FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under such market conditions, the Government Securities Fund expects to maintain an average portfolio duration of approximately one to three years.

         Under normal market conditions, the PENNSYLVANIA BOND FUND will invest at least 80% of its net assets in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or any county, political subdivision or municipality thereof, including any agency, board, authority or commission of any of the foregoing, and debt obligations issued by the Government of Puerto Rico and other governmental entities, which generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be subject to the federal alternative minimum tax when received by certain Shareholders).

         Each of the Lifestyle Funds will invest in other funds ("Underlying Funds") of the Trust.

         RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in any of the Funds is subject to certain risks, including without limitation interest rate and market risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES -- Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds or Underlying Funds will achieve its investment objectives. The Funds and Underlying Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the short selling of securities, the purchase of securities from primarily one state, the purchase of securities on a when-issued or delayed-delivery basis, the lending of portfolio securities and the purchase of foreign securities, both directly and through American Depository Receipts, and derivatives.

         INVESTMENT ADVISOR: Governors Group Advisors, Inc.

         INVESTMENT SUB-ADVISORS: Martindale Andres & Company, Inc. and Brinson Partners, Inc.

         DIVIDENDS: For the Established Growth Fund and Aggressive Growth Fund, dividends from net income are declared and generally paid quarterly. For the Emerging Growth Fund, dividends from net income are declared and generally paid semi-annually. For the International Equity Fund, dividends from net income are declared and generally paid annually. For the Income Fund, Government Securities Fund and Pennsylvania Bond Fund, dividends from net income are declared and generally paid monthly. For the Lifestyle Funds, dividends from net income are declared and generally paid quarterly. For all the Funds, net realized capital gains, if any, are distributed at least annually.

         DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").


                             BACKGROUND INFORMATION


         The Established Growth, Aggressive Growth, Emerging Growth, Income, Government Securities and Pennsylvania Bond Funds commenced operations on December 2, 1996, February 3, 1997, July 1, 1998, December 2, 1996, July 1, 1997, and October 1, 1996, respectively, as separate investment portfolios ("predecessor funds") of The Sessions Group, which was organized as an Ohio Business Trust. On or about February 2, 1999 those Funds are expected to be reorganized as portfolios of the Trust. This prospectus reflects that reorganization.

                                   FEE TABLE


                                               ESTABLISHED  AGGRESSIVE    EMERGING   INTERNATIONAL
                                                 GROWTH       GROWTH       GROWTH       EQUITY
                                                  FUND         FUND         FUND         FUND
                                                  ----         ----         ----         ----
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of  Offering price)              4.50%        4.50%        4.50%        4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees After Fee Waiver(1)               0.50%        0.70%        0.60%        0.40%
12b-1 Fees                                        None         None         None         None
Other Expenses                                    0.37%        0.39%        1.09%        1.03%
                                                  ----         ----         ----         ----
Estimated Total Fund Operating Expenses(1)
  After Fee Waiver                                0.87%        1.09%        1.69%        1.43%
                                                  ====         ====         ====         ====

                                                            GOVERNMENT  PENNSYLVANIA
                                                 INCOME     SECURITIES      BOND
                                                  FUND         FUND         FUND
                                                  ----         ----         ----
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of  Offering price)              4.50%        3.00%        4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees After Fee Waiver(1)               0.30%        0.30%        0.30%
12b-1 Fees                                        None         None         None
Other Expenses                                    0.27%        0.35%        0.28%
                                                  ----         ----         ----
Estimated Total Fund Operating Expenses(1)
  After Fee Waiver                                0.57%        0.65%        0.58%
                                                  ====         ====         ====

                                                 LIFESTYLE        LIFESTYLE
                                                CONSERVATIVE      MODERATE        LIFESTYLE
                                                GROWTH FUND      GROWTH FUND     GROWTH FUND
                                                -----------      -----------     -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of  Offering price)              4.50%           4.50%           4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES(2)
(as a percentage of average net assets)
Management Fees                                   0.15%           0.15%           0.15%
12b-1 Fees                                        0.50%           0.50%           0.50%
Other Expenses                                    1.10%(2)        1.10%(2)        1.10%(2)
                                                  ----            ----            ----
Estimated Total Fund Operating Expenses(1)
  After Fee Waiver                                1.75%           1.75%           1.75%
                                                  ====            ====            ====


(1) The Advisor has agreed voluntarily to reduce its investment advisory fees with respect to the Established Growth Fund, the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Income Fund, the Government Securities Fund, the Pennsylvania Bond Fund, the Lifestyle Conservative Growth Fund, the Lifestyle Moderate Growth Fund, and the Lifestyle Growth Fund to 0.50%, 0.70%, 0.60%, 0.40%, 0.30%, 0.30%, 0.30%, 0.15%, 0.15% and 0.15%, respectively, until further written notice to Shareholders. Absent such voluntary fee waivers, Management Fees and Estimated Total Fund Operating Expenses for the Established Growth Fund would be 0.75% and 1.12%, respectively; for the Aggressive Growth Fund, would be 1.00% and 1.35%, respectively; for the Emerging Growth Fund, would be 1.25% and 2.34%, respectively; for the International Equity Fund, would be 0.75% and 1.78%, respectively; for the Income Fund would be 0.60% and 0.87%, respectively; for the Government Securities Fund, would be 0.60% and 0.95%, respectively; for the Pennsylvania Bond Fund, would be 0.60% and 0.88%, respectively; for the Lifestyle Conservative Growth Fund, would be 0.25% and __%, respectively; for the Lifestyle Moderate Growth Fund, would be 0.25% and __%, respectively; and for the Lifestyle Growth Fund, would be 0.25% and __%, respectively.


(2) Includes expenses of the Underlying Funds, which are estimated based upon the initial allocation of each Lifestyle Fund's investment in the Underlying Funds and upon the total operating expenses of the Underlying Funds for their fiscal year ended June 30, 1998 or their estimated expenses for the current year. Actual Underlying Fund expenses incurred by each Lifestyle Fund may vary with changes in the allocation of each Lifestyle Fund's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                       1 Year      3 Years     5 Years    10 Years
                                       ------      -------     -------    --------
         The Established
           Growth Fund                  $ 53        $ 72        $ 91        $147

         The Aggressive
           Growth Fund                  $ 55        $ 75        $ 97        $161

         The Emerging
           Growth Fund                  $ 60        $ 93         N/A         N/A

         The International
           Equity Fund                  $ 59        $ 90         N/A         N/A

         The Income Fund                $ 51        $ 62        $ 75        $113

         The Government
           Securities Fund              $ 36        $ 50        $ 65        $109

         The Pennsylvania
           Bond Fund                    $ 51        $ 63        $ 76        $114

         Lifestyle Conservative
           Growth Fund                  $ 62        $ 98         N/A         N/A

         Lifestyle Moderate
           Growth Fund                  $ 62        $ 98         N/A         N/A

         Lifestyle Growth Fund          $ 62        $ 98         N/A         N/A


         The purpose of the above fee table is to assist a potential purchaser of Shares of a Fund in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Advisor or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. The table sets forth management fees and other expenses with respect to Shares of the Funds other than the Emerging Growth, International Equity and the Lifestyle Growth Funds for the fiscal year or period ended June 30, 1998, as restated to reflect current fees that would have been applicable had they been in effect during such year or period, and the estimated management fees and other expenses of Shares of the Emerging Growth, International Equity and Lifestyle Funds for the current fiscal year. Long-term shareholders of the Lifestyle Funds may pay more than the maximum front-end sales charges permitted by the National Association of Securities Dealers Regulation, Inc. See "MANAGEMENT OF THE TRUST" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         The Funds are ten separate funds of the Trust. The table below sets forth certain information concerning the investment results of each Fund other than the International Equity and the Lifestyle Funds. The International Equity and the Lifestyle Funds had not commenced operations prior to the date of this prospectus. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table have been audited by _____________________, independent certified public accountants for the Funds, whose report on the period ended June 30, 1998 , is included in the Statement of Additional Information, which may be obtained by Shareholders.

                             ESTABLISHED GROWTH FUND


                                                                                     Period from Commencement
                                                              Fiscal Year Ended       of Operations through
                                                                June 30, 1998           June 30, 1997 (a)
                                                                -------------           -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     11.13              $     10.00
Investment Activities:
  Net investment income                                                 0.10                     0.08
  Net realized and unrealized
    gain (loss) on investments                                          2.99                     1.13
                                                                 -----------              -----------
Total from Investment Activities                                        3.09                     1.21
                                                                 -----------              -----------
Distributions from:
  Net investment income                                                (0.10)                   (0.08)
  Net realized gains                                                      --                       --
                                                                 -----------              -----------
  Total Distributions                                                  (0.10)                   (0.08)
                                                                                          -----------
NET CHANGE IN NET ASSET VALUE PER SHARE                                 2.93                     1.13
                                                                 -----------              -----------
NET ASSET VALUE, END OF PERIOD                                   $     14.06              $     11.13
                                                                 ===========              ===========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)                                   27.92%                   12.20%(b)
Net Assets, at end of period (000)                               $   258,812              $   190,914
Ratio of expenses to average net assets                                 0.71%                    0.44%(c)
Ratio of net investment income to average net assets                    0.77%                    1.39%(c)
Ratio of expenses to average net assets*                                1.06%                    1.01%(c)
Ratio of net investment income to average net assets*                   0.42%                    0.82%(c)
Portfolio turnover                                                         6%                       1%


----------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations of the Established Growth Fund was December 2, 1996.

(b)      Not annualized.

(c)      Annualized.

                             AGGRESSIVE GROWTH FUND



                                                                                            Period from Commencement
                                                                     Fiscal Year Ended       of Operations through
                                                                       June 30, 1998           June 30, 1997 (a)
                                                                       -------------           -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $     10.24              $     10.00
Investment Activities:
  Net investment income (loss)                                                (0.01)                    0.01
  Net realized and unrealized
    gains (loss) on investments                                                1.30                     0.24
                                                                        -----------              -----------
Total from Investment Activities                                               1.29                     0.25
                                                                        -----------              -----------
Distributions from:
  Net investment income                                                          --                    (0.01)
  Net realized gains                                                          (0.12)                      --
                                                                        -----------              -----------
  Total Distributions                                                         (0.12)                   (0.01)
                                                                        -----------              -----------
NET CHANGE IN NET ASSET VALUE PER SHARE                                        1.17                     0.24
                                                                        ===========              ===========
NET ASSET VALUE, END OF PERIOD                                          $     11.41              $     10.24
                                                                        ===========              ===========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)                                          12.72%                    2.52%(b)
Net Assets, at end of period (000)                                      $   135,612              $   105,258
Ratio of expenses to average net assets                                        0.83%                    0.66%(c)
Ratio of net investment income (loss) to average net assets                   (0.09%)                   0.28%(c)
Ratio of expenses to average net assets*                                       1.35%                    1.35%(c)
Ratio of net investment income (loss) to average net assets*                  (0.59%)                  (0.41%)(c)
Portfolio turnover                                                                8%                       2%




----------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Commencement of operations of the Aggressive Growth Fund was February
         3, 1997.

(b)      Not annualized.

(c)      Annualized.

                                   INCOME FUND




                                                                                      Period from Commencement
                                                              Fiscal Year Ended        of Operations through
                                                                June 30, 1998            June 30, 1997 (a)
                                                                -------------            -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      9.77              $     10.00
Investment Activities:
  Net investment income                                                 0.62                     0.36
  Net realized and unrealized
    gain (loss) on investments                                          0.33                    (0.23)
                                                                 -----------              -----------
Total from Investment Activities                                        0.95                     0.13
                                                                 -----------              -----------
Distributions from:
  Net investment income                                                (0.62)                   (0.36)
  Net realized gains                                                      --                       --
                                                                 -----------              -----------
  Total Distributions                                                  (0.62)                   (0.36)
                                                                 -----------              -----------
NET CHANGE IN NET ASSET VALUE PER SHARE                                 0.33                    (0.23)
                                                                 -----------              -----------
NET ASSET VALUE, END OF PERIOD                                   $     10.10              $      9.77
                                                                 ===========              ===========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)                                    9.95%                    1.40%(b)
Net Assets, at end of period (000)                               $   275,565              $   207,859
Ratio of expenses to average net assets                                 0.57%                    0.37%(c)
Ratio of net investment income to average net assets                    6.27%                    6.45%(c)
Ratio of expenses to average net assets*                                0.92%                    0.84%(c)
Ratio of net investment income to average net assets*                   5.92%                    5.98%(c)
Portfolio turnover                                                       218%                     329%




* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a)      Commencement of operations of the Income Fund was December 2, 1996.


(b)      Not annualized.

(c)      Annualized.

                           GOVERNMENT SECURITIES FUND



                                                                 Fiscal Year Ended
                                                                 June 30, 1998 (a)
                                                                 -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    10.00
Investment Activities:
  Net investment income                                                   0.56
  Net realized and unrealized
    gain (loss) on investments                                           (0.04)
                                                                    ----------
Total from Investment Activities                                          0.52
                                                                    ----------
Distributions from:
  Net investment income                                                  (0.56)
                                                                    ----------
  Net realized gains                                                        --
                                                                    ----------
  Total Distributions                                                    (0.56)
                                                                    ----------
NET CHANGE IN NET ASSET VALUE PER SHARE                                   0.04
                                                                    ==========
NET ASSET VALUE, END OF PERIOD                                      $     9.96
                                                                    ==========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)                                      5.39%
Net Assets, at end of period (000)                                  $   29,360
Ratio of expenses to average net assets                                   0.65%
Ratio of net investment income to average net assets                      5.58%
Ratio of expenses to average net assets*                                  1.18%
Ratio of net investment income to average net assets*                     5.05%
Portfolio turnover                                                         482%




* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Commencement of operations of the Government Securities Fund was July
         1, 1997.

                             PENNSYLVANIA BOND FUND


                                                                                      Period from Commencement
                                                              Fiscal Year Ended        of Operations through
                                                                June 30, 1998            June 30, 1997 (a)
                                                                -------------            -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $     10.29              $     10.21
Investment Activities:
  Net investment income                                                 0.49                     0.34
  Net realized and unrealized
   gain (loss) on investments                                           0.11                     0.06
                                                                 -----------              -----------
Total from Investment Activities                                        0.60                     0.40
                                                                 -----------              -----------
Distributions from:
  Net investment income                                                (0.50)                   (0.32)
  Net realized gains                                                      --                       --
                                                                 -----------              -----------
  Total Distributions                                                  (0.50)                   (0.32)
                                                                 -----------              -----------
NET CHANGE IN NET ASSET VALUE PER SHARE                                 0.10                     0.08
                                                                 -----------              -----------
NET ASSET VALUE, END OF PERIOD                                   $     10.39              $     10.29
                                                                 ===========              ===========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)                                    5.89%                    3.98%(b)
Net Assets, at end of period (000)                               $   118,685              $   123,194
Ratio of expenses to average net assets                                 0.58%                    0.37%(c)
Ratio of net investment income to average net assets                    4.65%                    4.46%(c)
Ratio of expenses to average net assets*                                0.92%                    0.86%(c)
Ratio of net investment income to average net assets*                   4.31%                    3.97%(c)
Portfolio turnover                                                        62%                      98%



----------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) Commencement of operations of the Pennsylvania Bond Fund was October 1, 1996.


(b)      Not annualized.

(c)      Annualized.

                             PERFORMANCE INFORMATION

         From time to time performance information for the Funds showing the Funds' aggregate total return, average annual total return and yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund (or the respective collective investment fund of its predecessor fund) and will include the performance of its predecessor fund. Average annual total return will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Tax equivalent yield of the Pennsylvania Bond Fund demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the yield of that Fund. Each of the Funds may also present its aggregate total return, average annual total return and yield, as the case may be, excluding the effect of a sales charge.

         The Established Growth Fund, Aggressive Growth Fund, Income Fund and Government Securities Fund each had been initially funded by the transfer of all of the assets of a corresponding collective investment fund and common trust fund managed by the Advisor (collectively, the "CIFs"). Because the management of each Fund is substantially the same as its corresponding CIFs, the quoted performance of that Fund will include the performance of its CIFs for the periods prior to the effectiveness of the Trust's registration statement as it relates to such Fund. Such performance will be restated to reflect the estimated current fees of that Fund. Such CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the CIFs had been so registered, their performance might have been adversely affected.

         In addition, from time to time the Income Fund, the Government Securities Fund and the Pennsylvania Bond Fund may also present their distribution rates in supplemental sales literature and in shareholder reports. Distribution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge. The distribution rate differs from the yield because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

         Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

         Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Advisor and Sub-Advisor, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Advisor, BISYS Ohio or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

         Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Trust at (800) 766-3960.


                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

         The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Trust's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of any Fund will be achieved.

THE ESTABLISHED GROWTH FUND

         The investment objectives of the Established Growth Fund are growth of capital with some current income as a secondary objective. Under normal market conditions, the Established Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations of at least $1 billion. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Established Growth Fund are generally traded on established U.S. markets and exchanges.

         Under normal market conditions, the Established Growth Fund intends to operate with a fully invested philosophy, i.e., the Established Growth Fund will generally invest 90% or more of its assets in common stocks. The Established Growth Fund's equity investments will be based on two principles: (1) a solid long-term fundamental business outlook and (2) an attractively valued stock price. The Established Growth Fund's investment decisions are based upon a company's expected performance through a business and market cycle which normally translates into a three to five year investment horizon. In an effort to mitigate some volatility, the Established Growth Fund does seek to maintain representation in all major economic sectors. Subject to those guidelines, the Established Growth Fund intends to invest in the securities of companies its Sub-Advisor believes to be of high quality and which satisfy one or more of the following criteria: (1) have a well recognized domestic and/or global franchise; (2) have a long-term revenue and earnings growth track record which its Sub-Advisor believes to be superior; (3) have a solid balance sheet, which includes a low debt-to-equity ratio, and the ability to generate sufficient free cash flow; (4) have a long-term sustainable competitive advantage; and (5) have demonstrated a history of increasing shareholder value.

         Under normal market conditions, the Established Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored American Depositary Receipts ("ADRs"), securities of other investment companies and REITs (real estate investment trusts), cash and Short-Term Obligations and may engage in other investment techniques described below.

         "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate nationally recognized statistical rating organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Service) and repurchase agreements collateralized by such obligations. These obligations are described further in the Statement of Additional Information. The Established Growth Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by its Sub-Advisor to be warranted due to current or anticipated market conditions. However, to the extent that the Established Growth Fund is so invested, it may not achieve its investment objectives.

THE AGGRESSIVE GROWTH FUND

         The investment objective of the Aggressive Growth Fund is growth of capital. Any income earned by the Aggressive Growth Fund will be incidental to its overall objective of growth of capital. Under normal market conditions, the Aggressive Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations ranging between $100 million and $5 billion. Under normal market conditions, the Aggressive Growth Fund intends to operate with a fully invested philosophy, e.g., the Aggressive Growth Fund will generally invest 90% or more of its assets in common stocks and securities convertible into common stocks.

         The Aggressive Growth Fund attempts to invest in high quality small to mid capitalization companies that its Sub-Advisor believes have demonstrated one or more of the following characteristics: (1) strong management team with an ownership stake in the business; (2) solid revenue and earnings history; (3) unique position in the company's targeted market; (4) innovative products and solid new product distribution channels; and (5) solid balance sheet. In addition, the

Sub-Advisor attempts to invest in companies that are selling at earnings multiples which the Sub-Advisor believes to be less than their expected long-term growth rate.

         The Fund's Sub-Advisor employs a "bottom-up" approach in its security selection process. A "bottom-up" approach emphasizes company specific factors rather than industry factors when making its buy/sell decisions. As a result of this approach, the Fund's Sub-Advisor does not utilize a sector neutral strategy. The Sub-Advisor does not seek to have the Aggressive Growth Fund have representation in all economic sectors; therefore, the Aggressive Growth Fund's sector weightings may be overweighted and/or underweighted relative to its appropriate peers and/or benchmarks.

         For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Aggressive Growth Fund are generally traded on established U.S. markets and exchanges, although as discussed below, the Aggressive Growth Fund may invest in restricted or privately placed securities. Under normal market conditions, the Aggressive Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored ADRs, securities of other investment companies and REITs, cash and Short-Term Obligations and may engage in other investment techniques described below.

THE EMERGING GROWTH FUND

         The investment objective of the Emerging Growth Fund is long-term growth of capital. Under normal market conditions, the Emerging Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of growth-oriented micro-cap companies. For purposes of this policy, the Emerging Growth Fund considers companies with equity market capitalizations, at the time of purchase, of between $30 million and $350 million to be micro-cap companies, and securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. Under normal market conditions, up to 35% of the Emerging Growth Fund's total assets may be invested in common stocks and securities convertible into common stock of companies not meeting the foregoing micro-cap company equity market parameters.

         The Sub-Advisor's investment style with respect to the Emerging Growth Fund may be characterized as "buy-and-hold." When making individual security selections, the Sub-Advisor's investment horizon is expected to be a three to five year period. The Sub-Advisor will purchase and maintain positions in securities of companies that the Sub-Advisor believes have demonstrated one or more of the following characteristics: (1) strong entrepreneurial management team with a substantial ownership interest in the business; (2) solid long-term revenue and earnings outlook; (3) unique position in the company's targeted market; (4) sustainable competitive advantage in the company's targeted market; and (5) solid balance sheet. In addition, the Sub-Advisor attempts to invest in companies that are selling at earnings multiples which the Sub-Advisor believes to be less than their projected three to five year earnings growth rate. This growth at a discount management style relies on a combination of quantitative and fundamental analysis of historical and projected data to determine a stock's expected return.

         Under normal market conditions, the Emerging Growth Fund may also invest up to 25% of its total assets in warrants, foreign securities, directly or through sponsored ADRs, securities of other investment companies and REITs, cash and Short-Term Obligations and may purchase the other investments and engage in other investment techniques described below. The Emerging Growth Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by the Fund's Sub-Advisor to be warranted due to current or anticipated market conditions. However, to the extent that the Emerging Growth Fund is so invested, it may not achieve its investment objective.

THE INTERNATIONAL EQUITY FUND

         The investment objective of the International Equity Fund is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities. Under normal market conditions, the International Equity Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

         The Sub-Advisor's investment perspective for the Fund is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Fund's Sub-Advisor's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Fund's Sub-Advisor initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Fund's performance. The Fund's Sub-Advisor may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Fund's Sub-Advisor's proprietary valuation model determines which securities are potential candidates for inclusion in the Fund.

         The benchmark for the Fund is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven, broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Fund's Sub-Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

         As a general matter, the Fund's Sub-Advisor will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. The Fund's Sub-Advisor will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

         The Fund's Sub-Advisor will purchase securities of companies domiciled in a minimum of eight countries outside the United States.

THE INTERMEDIATE TERM INCOME FUND

                  The investment objectives of the Income Fund are current income with long-term growth of capital as a secondary objective. Under normal market conditions, the Income Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in fixed income securities of all types, including variable and floating rate securities and variable amount master demand notes. A portion of the Income Fund (but under normal market conditions no more than 35% of its total assets) may be invested in securities of other investment companies, preferred stocks and, for cash management purposes, Short-Term Obligations (as described above), and the Income Fund may engage in other investment techniques described below. Fixed income securities include bonds, debentures, notes, mortgage-backed and asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or supported as to principal and interest by the U.S. Government or its agencies or instrumentalities ("Government Obligations") and debt securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Income Fund may from time to time be invested in participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Income Fund may invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by its Sub-Advisor to be warranted due to current or anticipated market conditions. However, to the extent that the Income Fund is so invested, it may not achieve its investment objectives.

         Under normal market conditions, the Income Fund expects to invest primarily in Government Obligations, mortgage-backed securities and in debt obligations of United States corporations. The Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of three to ten years.

         The Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Income Fund will invest in the obligations of such agencies or instrumentalities only when its Sub-Advisor believes that the credit risk with respect thereto is minimal.

         The Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

         Except as noted in the next paragraph, the Income Fund invests only in debt securities which are rated at the time of purchase within the four highest rating Trusts assigned by one or more appropriate NRSROs or, if unrated, which the Fund's Sub-Advisor deems to be of comparable quality to securities so rated. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating Trust assigned by an NRSRO, see "Risk Factors and Investment Techniques - Medium Grade Securities" below.

         The Income Fund may also invest up to 20% of the value of its net assets in debt securities which, in the case of bonds, are rated lower than the fourth highest rating Trust by an appropriate NRSRO and as low as "B" by an appropriate NRSRO. Investments rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") and BB or lower by Standard & Poor's Corporation ("S&P") ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Debt rated B by S&P is regarded, on balance, as predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

         The Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

         Mortgage-Backed Securities. The Income Fund also invests in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which its Sub-Advisor deems to be of comparable quality to securities so rated. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         Such mortgage-backed securities may have mortgage obligations directly backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date.

         As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and the Income Fund's dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

         Collateralized Mortgage Obligations. The Income Fund may also acquire collateralized mortgage obligations or "CMOs" and stripped mortgage-backed securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

         IOs and POs. Stripped mortgage-backed securities are securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers, such as mortgage banks, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

         The Income Fund may purchase stripped mortgage-backed securities for hedging purposes to protect the Income Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. If the Income Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Income Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. No more than 10% of the Income Fund's total assets will be invested in IOs and in POs.

         Asset-Backed Securities. Asset-backed securities are similar to mortgage-backed securities except that instead of using mortgages to collateralize the obligations, a broad range of other assets may be used as collateral, primarily automobile and credit card receivables and home equity loans. Such receivables and loans are securitized in pass-through structures similar to the mortgage pass-through or pay-through structures described above.

         Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as other securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used.

         Variable Amount Master Demand Notes. Variable amount master demand notes in which the Income Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Income Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Income Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, the Fund's Sub-Advisor must determine them to be of comparable credit quality to commercial paper in which the Income Fund could invest. The Fund's Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

THE LIMITED DURATION GOVERNMENT SECURITIES FUND

         The investment objectives of the Government Securities Fund are current income with preservation of capital as a secondary objective. Under normal market conditions, the Government Securities Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in Government Obligations and in repurchase agreements backed by such securities. Government Obligations which the Government Securities Fund may purchase also include mortgage-backed securities, variable and floating rate securities and zero coupon securities, as described more fully above under "The Intermediate Term Income Fund." Under current market conditions, the Government Securities Fund expects to maintain an average portfolio duration of one to three years.

         A portion of the Government Securities Fund (but under normal market conditions no more than 10% of its total assets) may be invested in securities of other investment companies.

         Duration. The Government Securities Fund will attempt to limit its exposure to interest rate risk by maintaining a duration which, on a weighted average basis and under normal market conditions, will generally be less than three years. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms to maturity of each debt security held with each maturity "weighted" according to the percentage of assets that its represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Fund's Sub-Advisor will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Government Securities Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

         While the Government Securities Fund intends to maintain an average portfolio duration of one to three years under normal market conditions, there is no limit as to the maturity of any one security which the Government Securities Fund may purchase.

THE PENNSYLVANIA MUNICIPAL BOND FUND

         The investment objectives of the Pennsylvania Bond Fund are income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by shareholders, and preservation of capital. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund are invested in a portfolio of debt obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the Commonwealth of Pennsylvania, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Pennsylvania Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) (together, with Pennsylvania Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Fund's net assets are invested in Pennsylvania Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Fund are invested in securities, the interest on which is exempt from federal income tax but may be subject to the federal alternative minimum tax when received by certain Shareholders. To the extent such securities are not

Pennsylvania Exempt Securities, the income therefrom may be subject to Pennsylvania income taxes. With respect to the Fund's objective of preserving capital, its Sub-Advisor will attempt to protect principal value in a rising interest rate environment and enhance principal value in a declining interest rate environment.

         The two principal classifications of Exempt Securities which may be held by the Pennsylvania Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         The Fund invests in Exempt Securities which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs for bonds and within the two highest rating groups for notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by its Sub-Advisor. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "Risk Factors and Investment Techniques - Medium Grade Securities" below.

         The Fund may invest up to 20% of the value of its net assets in Exempt Securities which, in the case of bonds, are rated lower than the fourth highest rating group by an appropriate NRSRO and as low as "B" by an appropriate NRSRO. Investments rated Ba or lower by Moody's and BB or lower by S&P ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Debt rated B by S&P is regarded, on balance, as predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

         The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Within this range, the Fund's Sub-Advisor may vary the average maturity substantially in anticipation of a change in the interest rate environment. There is no limit as to the maturity of any individual security.

         The Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of its Sub-Advisor, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

         Other Investments. Under normal market conditions, at least 80% of the net assets of the Fund will be invested in Exempt Securities. However, up to 20% of the net assets of the Fund may be invested in municipal obligations of other states, and any political subdivision, county or municipality thereof, which are not Exempt Securities and in taxable obligations if, for example, suitable Exempt Securities are unavailable or for cash management purposes. In addition, the Fund may invest up to 100% of its assets in such securities when deemed appropriate for temporary defensive purposes as determined by the Fund's Sub-Advisor to be warranted due to market conditions. Such taxable obligations consist of Government Obligations and Short-Term Obligations (as described above). Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objectives.

         The Fund has no limit to the extent that it may invest its net assets in Exempt Securities, the interest income from which may be treated as a preference item for purposes of the federal alternative minimum tax. To the extent the Fund invests in these securities, individual Shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds. For further information relating to the types of Exempt Securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information With Respect to the Pennsylvania Bond Fund" in the Statement of Additional Information.

         Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Pennsylvania state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Advisor nor the Sub-Advisor will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

         Floating and Variable Rate Securities and Zero Coupon Securities. Exempt Securities purchased by the Fund may include rated and unrated variable and floating rate obligations the interest on which is tax-exempt. The Fund may also invest in zero coupon securities. Such securities are more fully described below under "Risk Factors and Investment Techniques."

         The Fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Exempt Securities. The Fund's Sub-Advisor will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

         Participation Interests. The Fund may purchase from financial institutions participation interests in Exempt Securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Exempt Security in the proportion that the Fund's participation interest bears to the total principal amount of the Exempt Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks in whose securities the Fund may invest, or the payment obligation otherwise will be collateralized by Government Obligations. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Exempt Security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Exempt Security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

         Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Exempt Securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Exempt Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Exempt Securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Exempt Securities and generally is at a level comparable to that of an Exempt Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Exempt Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Exempt Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of an Exempt Security of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Exempt Securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.

         The Fund may use one or more of the investment techniques described below. Use of such techniques may cause the Fund to earn income which would be taxable to its Shareholders.

THE LIFESTYLE FUNDS

         The investment objective of the Lifestyle Conservative Growth Fund is capital appreciation and income. The investment objective of the Lifestyle Moderate Growth Fund is capital appreciation and, secondarily, income. The investment objective of the Lifestyle Growth Fund is capital appreciation. Each Lifestyle Fund seeks to achieve its objective by investing in Underlying Funds. The table below illustrates the initial underlying Fund allocation and ranges for each Lifestyle Fund:




                  RANGES (PERCENTAGE OF EACH FUND'S NET ASSETS)

              NAME OF FUND                                               RANGE
              ------------                                               -----
Lifestyle Conservative Growth Fund

Governor Funds Prime Money Market Fund                                   0 - 30%
Governor Funds U.S. Treasury Obligations
Money Market Fund

Limited Duration                                                        30 - 60%
  Government Securities Fund
Intermediate Term Income Fund

Established Growth Fund
Aggressive Growth Fund
International Equity Fund                                               10 - 40%

Lifestyle Moderate Growth Fund

Governor Funds Prime Money Market Fund
Governor Funds U.S Treasury Obligations
Money Market Fund                                                        0 - 20%

Limited Duration
  Government Securities Fund                                            20 - 50%
Intermediate Term Income Fund

Established Growth Fund
Aggressive Growth Fund
International Equity Fund                                               30 - 60%

Lifestyle Growth Fund

Governor Funds Prime Money Market Fund

              NAME OF FUND                                               RANGE
              ------------                                               -----
Governor Funds U.S. Treasury Obligations                                 0 - 10%
Money Market Fund

Limited Duration
  Government Securities Fund                                            10 - 40%
Intermediate Term Income Fund

Established Growth Fund
Aggressive Growth Fund
Emerging Growth Fund
International Equity Fund                                               50 - 80%


         The allocation of each Lifestyle Fund's assets among the Underlying Funds will initially be made by the Fund's Sub-Advisor within the percentage ranges set forth in the table above. However, the particular Underlying Fund in which each Lifestyle Fund may invest, the allocation ranges, and the investments in each Underlying Fund may be changed from time to time without shareholder approval. The Sub-Advisor will make allocation decisions according to its outlook for the economy, financial markets, and relative market valuation of the Underlying Funds.


         Each Lifestyle Fund's net asset value will fluctuate with changes in the value of the Underlying Funds in which they invest. Each Lifestyle Fund's investment return is diversified by its investment in the Underlying Funds.


         To the extent a Lifestyle Fund or the Underlying Funds are engaged in a temporary defensive position, they will not be pursuing their investment objective.

         The investments of the Lifestyle Funds are concentrated in the Underlying Funds, so each Lifestyle Fund's performance is directly related to the performance of the Underlying Funds.


         Each Lifestyle Fund may invest in the Trust's Prime Money Market and U.S. Treasury Obligations Money Market Funds. Both the Prime Money Market and U.S. Treasury Obligations Money Market Funds each seek current income with liquidity and stability of principal. The Prime Money Market Fund and the U.S. Treasury Obligations Money Market Fund seek to maintain a constant net asset value of $1.00 per share for purchases and redemptions, but there can be no assurance that either will be able to do so.

         The Prime Money Market Fund may invest in the following high quality money market instruments: (1) U.S. Government Obligations (as described above);
(2) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation; (3) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (4) Eurodollar certificates of deposit, Eurodollar time deposits, Europaper, Canadian commercial paper and Canadian time deposits (limited to 20% of the Fund's net assets); (5) Yankee certificates of deposit; (6) municipal obligations which are rated at the time of purchase by one or more nationally recognized statistical rating organizations in one of the two highest rating categories for short-term debt obligations, or, if not rated, determined by the Fund's sub-advisor to be of comparable quality; (7) asset backed securities; (8) commercial paper, other short-term obligations and variable and floating rate master demand notes, bonds, debentures and notes; (9) repurchase agreements relating to the above instruments; (10) reverse repurchase agreements; (11) securities of other investment companies; (12) securities lending; and (13) illiquid securities (limited to 10% of the Fund's net assets).

         The U.S. Treasury Obligations Money Market Fund may invest in the following high quality money market instruments: (1) U.S. Government Obligations (as described above); (2) direct obligations issued by the U.S. Treasury; (3) U.S. Treasury securities that have been stripped of their unmatured interest coupons; (4) interest coupons that have been stripped from such U.S. Treasury securities; (5) receipts and certificates for such stripped debt obligations and stripped coupons; (6) repurchase agreements relating to the above instruments;
(7) variable and floating rate securities; (8) reverse repurchase agreements;
(9) securities lending; (10) securities of other investment companies; and (11) securities received on a when-issued or delayed delivery basis.

         The Prime Money Market and U.S. Treasury Obligations Money Market Funds are subject to Rule 2a-7 of the 1940 Act, which sets forth requirements of, among other things, diversification, average maturity (including a requirement that dollar-weighted average portfolio maturity may not exceed 90 days) and credit quality. The Statement of Additional Information also has more information on the Prime Money Market and U.S. Treasury Obligations Money Market Funds. This is only a short summary of the investments in which the Prime Money Market and U.S. Treasury Obligations Money Market Funds may invest. The prospectus for the Prime Money Market and U.S. Treasury Obligations Money Market Funds has more detailed descriptions. You may request a prospectus for those Funds by calling (800) 766-3960.

RISK FACTORS AND INVESTMENT TECHNIQUES

         Equities. Equity securities such as those in which the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund and International Equity Fund may invest are more volatile and carry more risks than some other forms of investment, including investments in high grade fixed income securities. Therefore, each Fund is subject to stock market risk, e.g., the possibility that stock prices in general will decline over short or even extended periods of time.

         Equity securities of micro-cap companies, such as those in which the Emerging Growth Fund may invest, may offer a greater capital appreciation potential but are more volatile and carry more risk than some other forms of investment, including investments in equity securities of larger, more established companies or high grade fixed income securities. Investments in micro-cap companies represent some of the smaller and least liquid equity securities in the U.S. markets.

         Growth-Oriented Companies. The Aggressive Growth Fund and the Emerging Growth Fund are both intended for investors who have a long-term investment time horizon and who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Aggressive Growth and Emerging Growth Funds do not anticipate any significant distributions to Shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Aggressive Growth and Emerging Growth Funds. In addition, smaller capitalized companies generally have limited product lines, markets and financial resources and are dependent upon a limited management group. The securities of less seasoned companies and/or smaller capitalized companies may have limited marketability, which may affect or limit their liquidity and therefore the ability of the Aggressive Growth and Emerging Growth Funds to sell such securities at the time and price they deem advisable. In addition, such securities may be subject to more abrupt or erratic market movements over time than securities of more seasoned and/or larger capitalized companies or the market as a whole.

         Micro Capitalization Companies. The Emerging Growth Fund is subject to the risks associated with investments in micro capitalization companies. Risks of investing in micro capitalization companies include the probability that some companies may never realize the value discount potential that appeared to be inherent in them at the time of investment or may even fail as a business for several reasons. For example, a new product or innovation may not take hold, an anticipated takeover or turnaround may not occur, a trademark may lose its value to other generic products. Also, micro capitalization companies may lack the resources, financial or otherwise, to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established rivals. The Emerging Growth Fund's Sub-Advisor will seek to minimize the risks described above by broad diversification of the Emerging Growth Fund's portfolio. However, there can be no assurance that such diversification will prevent loss in value of certain portfolio securities or in the Emerging Growth Fund's net asset value.

         Bonds. Since the Income Fund, Government Securities Fund and Pennsylvania Bond Fund each invests in bonds, investors in such a Fund are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise although certain types of bonds are subject to the risks of prepayment as described above when interest rates fall. The values of debt securities also may be affected by change in the credit rating or financial condition of the issuing entities. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which generally have less market risk and less fluctuation in market value) into longer term securities (the prices of which generally are more volatile).

         Depending upon the prevailing market conditions, the Funds' Sub-Advisors may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Funds' Sub-Advisors will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

         Net Asset Value. Each Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of such Fund's portfolio securities. Depending upon the


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
performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase.

         The Sub-Advisors manage the Funds generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Especially with respect to the Income Fund and the Government Securities Fund, the Advisor intends to manage actively those Funds' portfolios, which may result in high portfolio turnover rates. For more information regarding the effects of high portfolio turnover see "Portfolio Turnover" below.

         Derivatives. The Income Fund, Government Securities Fund and Pennsylvania Bond Fund may invest in any one or more of the following securities: certain variable or floating rate securities, and, as described below, the Income Fund and the Government Securities Fund may invest in mortgage-backed securities, and the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, the Income Fund and the Pennsylvania Bond Fund may invest in put and call options and futures. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. Certain derivatives that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund and the Government Securities Fund each will not invest more than 20% of its total assets in any such derivatives at any one time, except that there is no limitation on the amount of a Fund's total assets which may be invested in variable or floating rate obligations. There is no limit on the amount of the Pennsylvania Bond Fund's assets that may be invested in derivatives.

         Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Fund's Sub-Advisor deems creditworthy under guidelines approved by the Trust's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Repurchase Agreements" in the Statement of Additional Information.

         Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES - Additional Information on Portfolio Instruments - Reverse Repurchase Agreements" in the Statement of Additional Information.

         Except as permitted by the 1940 Act, the Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, Sub-Advisors, BISYS, or their affiliates.

         Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Fund's Sub-Advisor. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Fund's Sub-Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees. No Fund will lend more than 33% of the total value of its portfolio securities at any one time.

         When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the price obtained in the transaction will be greater than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning dividends on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon market factors and changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price considered to be advantageous.

         Investment Company Securities. Each Fund may also invest in the securities of other investment companies, including shares of a money market fund advised by the Sub-Advisor ("Governor money market funds") and the Underlying Funds in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest in other investment companies which, in the opinion of the Fund's Sub-Advisor will assist such Fund in achieving its investment objective(s) and in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of a Governor money market fund, the Advisor, Sub-Advisor, BISYS, and Governors Group Advisors, Inc. and BISYS Ohio, as the Funds' administrators, and their affiliates will reduce their fees charged to a Fund other than the Lifestyle Funds by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Governor money market fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

         Year 2000. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the Advisor, Sub-Advisors, the Funds' other service providers, and others do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Advisor, Sub-Advisors, and the Funds' other service providers have informed the Trust that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.

         Convertible Securities. The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund and Income Fund each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

         Restricted Securities. Securities in which the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Income Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity

Fund and the Income Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such
Section 4(2) securities, thus providing some liquidity.

         Pursuant to procedures adopted by the Board of Trustees of the Trust, a Sub-Advisor may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Income Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, a Sub-Advisor must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Aggressive Growth Fund's, the Emerging Growth Fund's, the International Equity Fund's and the Income Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         Writing Covered Call and Put Options. The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. Each Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Fund's Sub-Advisor determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. Each Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

         Each of the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund, as part of its option transactions, also may write index put and call options. Through the writing of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund will each limit its writing of options such that at no time will more than 25% of its total assets be subject to such options transactions.

         Purchasing Options. The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may each purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which the Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

         Puts. The Pennsylvania Bond Fund also may require "puts" with respect to Exempt Securities held in its portfolio. The Pennsylvania Bond Fund may sell, transfer, or assign a put in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to the Pennsylvania Bond Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the Pennsylvania Bond Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

         The Pennsylvania Bond Fund expects that it will generally acquire this type of put only where the put is available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Pennsylvania Bond Fund intends to enter into such puts only with dealers, banks, and broker-dealers which, in its Sub-Advisor's opinion, present minimal credit risks.

         Futures Contracts. The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may each purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and indices based upon the types of securities in which that Fund may invest (collectively, "Futures Contracts"). Each such Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which such Fund intends to purchase at a later date. In addition, the Income Fund and the Pennsylvania Bond Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which that Fund has purchased at a premium.

         To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if the market does not move as anticipated when the hedge is established.

         Successful use of futures by a Fund also is subject to the Fund's Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by a Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

         The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may each utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., stocks or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables a Fund to protect its assets from fluctuations in prices of certain securities without actually buying or selling such securities.

         In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

         When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

         Interest Rate Swaps. The International Equity Fund may engage in interest rate swaps. In order to attempt to protect the International Equity Fund investments from interest rate fluctuations, the International Equity Fund may engage in interest rate swaps. The International Equity Fund intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange of the International Equity Fund with another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the International Equity Fund holds an interest paying security whose interest rate is reset once a year, it may swap the right to receive at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the International Equity Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The International Equity Fund will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with the International Equity Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the International Equity Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the International Equity Fund's custodian bank.

         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the International Equity Fund Sub-Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the International Equity Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the International Equity Fund's risk of loss consists of the net amount of interest payments that the International Equity Fund is contractually entitled to receive.

         Variable and Floating Rate Obligations. Securities purchased by the Income Fund, Government Securities Fund and Pennsylvania Bond Fund may include rated and unrated variable and floating rate obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustments, can reasonably be expected to have a market value that approximates its par value.

         A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes. Such obligations are frequently not rated by credit rating agencies; however, unrated variable and floating rate obligations purchased by a Fund will be determined by a Fund's Sub-Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such obligations and will continuously monitor their financial condition.

         Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Fund, the Fund may attempt to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate obligations may be secured by bank letters of credit.

         In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its par value.

         Variable and floating rate obligations for which no readily available market exists and which are not subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by that Fund, will be considered illiquid and therefore, together with other illiquid securities held by such Fund, will not exceed 15% of such Fund's net assets.

         Zero Coupon Securities. The Income Fund, Government Securities Fund and Pennsylvania Bond Fund may each invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. For further information regarding zero coupon securities, see "Additional General Tax Information" in the Statement of Additional Information.

         Short Sales. The Income Fund, Government Securities Fund and Pennsylvania Bond Fund may from time to time sell securities short. Short sales are effected when the Fund's Sub-Advisor believes that the price of a particular security will decline, and involve the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. When a Fund sells a security short, it will borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to that Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

         All short sales must be fully collateralized, and the Income Fund, Government Securities Fund and Pennsylvania Bond Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by that Fund exceeds 25% of its total assets.

         Medium-Grade Securities. As described above, the Income Fund and the Pennsylvania Bond Fund may each invest in debt securities within any of the six highest rating groups assigned by an NRSRO, including debt securities within the fourth highest rating group (e.g., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. Securities within the fourth highest rating group are considered by Moody's to have some speculative characteristics, and while interest payments and principal security appears adequate for the present, such securities lack certain protective elements or may be characteristically unreliable over any great period of time.

         Should subsequent events cause the rating of a debt security purchased by a Fund to fall below BBB or Baa, as the case may be, the Fund's Sub-Advisor will consider such an event in determining whether that Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

         Foreign Investments. Investments in foreign securities (including Yankee Bonds, Eurodollar Bonds and Supranational Bonds) may subject the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund and Income Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Income Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Fund's Sub-Advisor believes that the risks associated with such instruments are minimal.

         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of a Fund that may invest in foreign securities as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

         The normal currency allocation of the International Equity Fund is identical to the currency mix of the Benchmark. The International Equity Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The International Equity Fund may actively deviate from such normal currency allocations to take advantage of or to protect the International Equity Fund from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the International Equity Fund Sub-Advisor based upon its research.

         To manage exposure to currency fluctuations, the International Equity Fund may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The International Equity Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the International Equity Fund to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

         The International Equity Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contact involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The International Equity Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When the Fund's Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the International Equity Fund's securities denominated in such foreign currency.

         At the maturity of a forward contract, the International Equity Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The International Equity Fund may realize a gain or loss from currency transactions.

         The International Equity Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. Call options on foreign currency written by the International Equity Fund will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the International Equity Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

         Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Income Fund and the Pennsylvania Bond Fund may purchase and sell interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position or to hedge against adverse movements in interest rates.

         To the extent such Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the investment risks of having purchased the securities underlying the contract.

         The Income Fund and the Pennsylvania Bond Fund may each also purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates.

         If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in that Fund's portfolio and rates decrease instead, such Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

         The Income Fund and the Pennsylvania Bond Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of its portfolio securities. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. A Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option sold by a Fund is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

         The Income Fund and the Pennsylvania Bond Fund also may each sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in that Fund's portfolio securities which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate.

         In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

         When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

         The following risks and techniques apply exclusively to the Pennsylvania Bond Fund.

         Risks of Non-Diversification. Potential Shareholders should consider the fact that the Pennsylvania Bond Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Pennsylvania Bond Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

         Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.

         Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Pennsylvania Exempt Securities in the Pennsylvania Bond Fund or the ability of the respective obligors to make payments of interest and principal due on such Securities.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (i) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery. (No available estimate of potential liability); (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1997, the Court established a tripartite committee to develop an implementation plan; (iii) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending the resolution of the state case, and the trial, briefing and argument have been completed as of September, 1997, and the presiding judge has taken the case under advisement (no available estimates of potential liability); (iv) Envirotest/Synterra Partners ("Envirotest") has filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which Envirotest will receive $145 million over four years through 1998; (v) the Commonwealth of Pennsylvania, its governor, the City of Philadelphia and its mayor were joined in an enforcement action commenced in 1973 against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional segregation in the public schools in Philadelphia. The Supreme Court of Pennsylvania has outlined a briefing schedule to resolve this matter (no available estimates of potential liability); and (vi) in 1997, a Trust including residents, non-profit Trusts, the City of Philadelphia and the School District of Philadelphia brought an action seeking a declaratory judgment against the Commonwealth for failing to fulfill its obligation to provide an adequate educational system for the City of Philadelphia (no available estimates of potential liability).

         Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's, and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB-and BBB+ respectively by S&P and Baa and Baa1 respectively by Moody's.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1996 was a surplus of $118.5 million up from a surplus of approximately $80.5 million as of June 30, 1995.

         In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA provides assistance regarding the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired December 31, 1996, and its authority to refund existing debt will not expire.

         The Pennsylvania Bond Fund's classification as "non-diversified" means that the proportion of the Pennsylvania Bond Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Pennsylvania Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Pennsylvania Bond Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Pennsylvania Bond Fund is not so restricted. In no event, however, may the Pennsylvania Bond Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of the Pennsylvania Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Pennsylvania Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

         Municipal Lease Obligations. Certain municipal lease/purchase obligations in which the Pennsylvania Bond Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Sub-Advisor will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

PORTFOLIO TURNOVER


         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for the International Equity Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund for each Fund's first fiscal period ending June 30, 1998, is estimated to be .40%, ___%, ___% and ___%, respectively. The portfolio turnover rate for each of the Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION -- Miscellaneous" herein).

         The Established Growth Fund, the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Income Fund, the Government Securities Fund and the Lifestyle Funds will not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government (and "regulated investment companies" as defined in the Code for each Lifestyle Fund and the International Equity Fund), its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities (and "regulated investment companies" as defined in the Code for each Lifestyle Fund and the International Equity Fund); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) with respect to the Established Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Income Fund and the Government Securities Fund, utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (d) with respect to the Aggressive Growth Fund and Emerging Growth Fund, technology companies will be divided according to their services (for example, medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry).

         The Pennsylvania Bond Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

         In addition, each Fund will not:

         1. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

         2. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

         The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund: each Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


                               VALUATION OF SHARES

         The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The time at which the Shares of the Funds are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

         The net asset value per share for each Fund will fluctuate as the value of its investments changes.

         The Lifestyle Funds value investments in mutual fund securities at their redemption price, which is net asset value. The portfolio securities of the Established Growth, Aggressive Growth, Emerging Growth, International Equity, Income, Government Securities and Pennsylvania Bond Funds for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded; unlisted securities for which market quotations are readily available are valued at such market values; and other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Fund's Sub-Advisor under procedures established by, and under the supervision of the Trust's Board of Trustees. Securities may be valued by an independent pricing service approved by the Trust's Board of Trustees. Debt Securities of the Established Growth, Aggressive Growth, Emerging Growth, International Equity, Income,

Government Securities and Pennsylvania Bond Funds with remaining maturities of 60 days or less may be valued based upon the amortized cost method.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares in the Funds are sold on a continuous basis by the Trust's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Trust at (800) 766-3960.

SPECIAL RESTRICTIONS - THE EMERGING GROWTH FUND

         Prospective investors should be aware that management may consider closing the Emerging Growth Fund to new Shareholders at the end of the 90th calendar day after the Emerging Growth Fund reaches $300 million in total assets. No investments by new Shareholders will be accepted after such closure. Depending upon market conditions and the availability of suitable investments for the Emerging Growth Fund, investments from new Shareholders may be accepted. The time period for any such investments by new Shareholders will be determined by the Fund's Sub-Advisor based primarily on the ability to effectively invest the Emerging Growth Fund's available cash. There is no limitation on purchases of the Emerging Growth Fund's Shares through the reinvestment of dividends and capital gains distributions paid by the Emerging Growth Fund.

         The Emerging Growth Fund reserves the right to modify or eliminate restrictions on the sale of its Shares if such action is in the interest of the Emerging Growth Fund's Shareholders.

EMPLOYEE BENEFIT PLANS

         Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

         Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Advisor, its affiliates or their correspondent entities (collectively, "Entities").

         Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of a Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

         Investors may also purchase Shares of the Funds by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the applicable Fund, to The Governor Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

         If an Account Registration Form has been previously received by the Trust, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Trust at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

         For an order for the purchase of Shares of a Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

         Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $25 for subsequent purchases of Shares of that Fund. The initial minimum investment amount is reduced to $250 for employees of the Advisor, Sub-Advisors, Keystone or any of their affiliates.

         Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in a Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

         The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

         The Governor Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Trust at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Trust at: 3435 Stelzer Road, Columbus, Ohio 43219.

         The Trust may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

GOVERNOR FUNDS INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         A Governor Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Governor Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

         All Governor Funds IRA distribution requests must be made in writing to the Distributor. Any deposits to a Governor Funds IRA must distinguish the type and year of the contributions.

         For more information on the Governor Funds IRAs call the Trust at (800) 766-3960. Investment in Shares of the Governor Funds Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a Governor Funds IRA. Shareholders are advised to consult a tax advisor on Governor Funds IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES

         Payment of Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Advisor. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

SALES CHARGES

         The public offering price of Shares of each Fund equals net asset value plus a sales charge in accordance with the tables below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

         THE ESTABLISHED GROWTH FUND, AGGRESSIVE GROWTH FUND, EMERGING GROWTH FUND, INTERNATIONAL EQUITY FUND, INCOME FUND, PENNSYLVANIA BOND FUND AND LIFESTYLE FUNDS.

                                                                                           Dealer Discounts
Amount of Transaction             Sales Charge as % of                                     and Brokerage
at Public Offering                Net Amount                 Sales Charge as % of          Commissions as % of
Price                             Invested                   Public Offering Price         Public Offering Price
-----                             --------                   ---------------------         ---------------------
Less than $100,000                        4.71%                      4.50%                         4.05%

$100,000 but less than $250,000           3.63                       3.50                          3.15

$250,000 but less than $500,000           2.56                       2.25                          2.25

$500,000 but less than                    1.52                       1.50                          1.35
$1,000,000

$1,000,000 or more                           0                          0                             0

THE GOVERNMENT SECURITIES FUND.

                                                                                           Dealer Discounts
Amount of Transaction             Sales Charge as % of                                     and Brokerage
at Public Offering                Net Amount                 Sales Charge as % of          Commissions as % of
Price                             Invested                   Public Offering Price         Public Offering Price
-----                             --------                   ---------------------         ---------------------
Less than $100,000                       3.09%                       3.00%                         2.70%

$100,000 but less than $250,000          2.56                        2.50                          2.25

$250,000 but less than $500,000          2.04                        2.00                          1.80

$500,000 but less than                   1.52                        1.50                          1.35
$1,000,000

$1,000,000 or more                          0                           0                             0


         From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Funds' Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

         The Distributor will waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom Keystone, the Advisor, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Advisor, the Trust, BISYS and any affiliated company thereof,
(3) investors who purchase Shares with the proceeds from a distribution from the Advisor, Keystone or an affiliate trust or agency account, (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21), and (5) investment advisors or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent. The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

         In addition, the Distributor may waive sales charges for the purchase of a Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

         For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Trust sold with a sales charge and advised by the Advisor or Martindale Andres ("Governor Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Established Growth Fund at the total public offering price of $50,000 and Shares in another Governor Load Fund at the total public offering price of $50,000, the sales charge for such shares of the Established Growth Fund would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

LETTER OF INTENT

         An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Trust without notice. For further information about letters of intent, interested investors should contact the Trust at (800) 766-3960.

         A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

         Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all Governor Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

EXCHANGE PRIVILEGE

         Shares of a Fund may be exchanged for Shares of a money market fund of the Trust or any other Governor Load Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the Fund of the Trust to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Trust that a sales charge was originally paid and provide the Trust with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

         An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

          The Trust may at any time modify or terminate the foregoing exchange privileges. The Trust, however, will give Shareholders 60 days' advance written notice of any such modification.

         A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at (800) 766-3960 or by providing written instructions to the Trust. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

         Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail

         A written request for redemption must be received by the Trust, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

         If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Transfer Agent and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Trust. The Trust may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Trust at (800) 766-3960.

         Neither the Trust, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Trust's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Trust will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Trust, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Trust at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

         The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Trust.

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to a Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Advisor or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Advisor or one of its affiliates).

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption.

                               DIVIDENDS AND TAXES

DIVIDENDS

         A dividend for each Fund is declared quarterly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Trust. Such dividend is generally paid quarterly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

         Distributable net realized capital gains, if any, for a Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in that Fund.

         If a Shareholder elects to receive distributions in cash, and checks
(1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that

Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

         Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional Shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

         You should note that if you purchase Shares just prior to a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

         You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The International Equity Fund. It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

         The Pennsylvania Bond Fund. It is expected that the Pennsylvania Bond Fund will distribute dividends derived from interest earned on Exempt Securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Pennsylvania Bond Fund will generally be taxable to you as capital gains. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

         Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Pennsylvania Bond Fund generally will not be deductible for federal income tax purposes.

         You should note that a portion of the exempt-interest dividends paid by the Pennsylvania Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

         If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

         Shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Bond Fund attributable to interest income from Pennsylvania Exempt Securities or from obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions to Pennsylvania Shareholders from the Pennsylvania Bond Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Pennsylvania Shareholders also will be subject to the Pennsylvania Personal Income tax on any gain they realize on the disposition of Shares in the Pennsylvania Bond Fund.

         Distributions attributable to interest from Exempt Securities is not subject to the Philadelphia School District Net Income Tax. However, for Philadelphia residents, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A Shareholder's gain on the disposition of Shares in the Pennsylvania Bond Fund that he or she has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.



                             MANAGEMENT OF THE TRUST

TRUSTEES OF THE TRUST

         Overall responsibility for management of the Trust rests with its Board of Trustees. Unless so required by the Trust's Declaration of Trust or By-Laws or by Delaware law, at any given time all of the Trustees may not have been elected by the shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Delaware governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

         The Trustees of the Trust receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of Keystone, BISYS Fund Services, Inc., the sole general partner of BISYS, BISYS, BISYS Ohio or their affiliates receives any compensation from the Trust for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Advisor, BISYS Ohio and their affiliates receive fees from each Fund for providing certain services as Co-Administrators.

ADVISORS

         Governors Group Advisors, Inc. is the investment adviser of each Fund. The Advisor is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101. The Advisor was organized in 1998 and has not previously served as the investment advisor to a registered open-end management investment company.

         Subject to the general supervision of the Board of Trustees of the Trust and in accordance with the investment objective and restrictions of each Fund, the Advisor has agreed to manage each Fund, make decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintain each Fund's records relating to such purchases and sales.


         The Advisor has entered into a Sub-Advisory Agreement with Martindale Andres & Company, Inc. (the "Sub-Advisor"), Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428. The Sub-Advisor is also a wholly owned subsidiary of Keystone. The Sub-Advisor was organized in 1989 and was acquired by Keystone in December 1995. Subject to the supervision of the Advisor and the Board of Trustees of the Trust and in accordance with the investment objective and restrictions of each Fund, the Sub-Advisor manages each Fund other than the International Equity Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each such Fund's records relating to such purchases and sales.


         William C. Martindale, Jr. is responsible for the day-to-day management of the Established Growth Fund's portfolio and the Aggressive Growth Fund's portfolio and has over 25 years of equity investment experience. Mr. Martindale also managed the corresponding CIF of the Aggressive Growth Fund since July 1, 1994. Mr. Martindale co-founded the Sub-Advisor in 1989 and serves as its Chief Investment Officer. Prior to 1989, Mr. Martindale served in various investment-related capacities with Dean Witter Reynolds.

         Robert M. Mitchell will be responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Mitchell reports to and is supervised by William C. Martindale, Jr. Mr. Mitchell is a portfolio manager/research analyst specializing in small and emerging growth companies. Mr. Mitchell joined the Sub-Advisor in July, 1995 after attaining his MBA degree from Indiana University's Kelley School of Business. Prior to graduate school, Mr. Mitchell worked at the U.S. Department of Justice, Antitrust Division, where he analyzed the economic and financial characteristics of various industries and businesses.

         Colleen M. Marsh is primarily responsible for the day-to-day management of the Income Fund's portfolio. Ms. Marsh is a senior portfolio manager in the fixed income division of the Sub-Advisor. She has over 12 years of experience managing fixed income portfolios and funds for clients. She spent the first 10 years of her investment management career with Keystone, and has managed the Intermediate Term Income Fund (a predecessor CIF to the Income Fund) for Keystone over this time period.

         Mr. James H. Somers is primarily responsible for the day-to-day management of the Government Securities Fund's portfolio. Mr. Somers joined the Sub-Advisor as a portfolio manager in September, 1995. From 1991 to September, 1995, Mr. Somers was president and owner of his own money management firm. Prior thereto and for five years he was a Vice President of Kidder Peabody & Company in New York.

         Mr. Robert Andres is primarily responsible for the day-to-day management of the Pennsylvania Bond Fund's portfolio. Mr. Andres co-founded the Sub-Advisor in 1989 and serves as its President and Chief Operating Officer. Prior thereto, he served as President of Merrill Lynch Mortgage Capital Corporation and manager of Merrill Lynch's secondary corporate bond trading division. He has had more than 30 years of broad based experience with respect to fixed-income securities, including more than 20 years in trading, sales and investment management of municipal securities.

         Mr. Mark Stevenson, CFA, is primarily responsible for the day-to-day management of the Lifestyle Funds' portfolios. Mr. Stevenson has been with the Sub-Advisor since 1990, and for the past five years has managed retirement plan and personal trust assets for the Sub-Advisor's clients.


         The Advisor also has entered into a Sub-Advisory Agreement with Brinson Partners, Inc., 209 South LaSalle Street, Chicago, Illinois 60604 (the "International Equity Fund Sub-Advisor" or collectively with the Sub-Advisor, the "Sub-Advisors") on behalf of the International Equity Fund. The International Equity Fund Sub-Advisor is a wholly owned subsidiary of UBS AG. The International Equity Fund Sub-Advisor was organized in 1989 and was acquired by Swiss Bank Corporation, a predecessor company of UBS AG. Subject to the supervision of the Advisor and the Board of Trustees of the Trust and in accordance with the investment objective and restrictions of the International Equity Fund, the International Equity Fund Sub-Advisor manages the International Equity Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains the records relating to such purchases and sales.


         The International Equity Fund Sub-Advisor's Global Equity Committee is responsible for the day-to-day management of the International Equity Fund's portfolio. The Global Equity Committee is co-chaired by Richard Carr, Managing Director, who has more than 33 years experience in the investment industry, and Jeff Diermeier, Managing Director, who has more than 23 years experience in the investment industry.


         For the services provided and expenses assumed pursuant to its respective agreements the Advisor is entitled to receive an advisory fee from the Established Growth, Aggressive Growth, Emerging Growth, International Equity, Income, Government Securities, Pennsylvania Bond, Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds, computed daily and paid monthly, at the annual rate of .75%, 1.00%, 1.25%,
 .75%, .60%, .60%, .60%, .25%, .25% and .25% of such Funds' respective average daily net assets. The exact amount of the sub-advisory fee will be an amount agreed to by the Advisor, the particular Sub-Advisor and the Trust from time to time, and may be in an amount up to the amount of the advisor's fee. Initially, the Sub-Advisor will be paid at the annual rates of .40%, .50%, .50%, .30%,
 .30%, .30%, .05%, .05%, and .05% of the average daily net assets of the Established Growth, Aggressive Growth, Emerging Growth, Income, Government Securities, Pennsylvania Bond, Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds, respectively. Initially, the International Equity Fund Sub-Advisor will be paid at an annual rate of .40% of the International Equity Fund's average daily net assets up to $50 million,
 .35% of such Fund's average daily net assets up to $200 million and .30% of such Fund's average daily net assets of $200 million or more. The sub-advisory fees paid by Advisor to the Sub-Advisors have no effect on the investment advisory fees payable by the Funds to the Advisor. For the fiscal year or period ended June 30, 1998, the Established Growth, Aggressive Growth, Income, Government Securities and Pennsylvania Bond Funds paid their then adviser, Martindale Andres, an advisory fee at an annual rate of .93%, .53%,
 .30%, .14% and .30%, respectively, of such Funds' respective average daily net assets.

         The Advisor and Sub-Advisors may periodically voluntarily reduce all or a portion of its advisory and sub-advisory fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Advisor and Sub-Advisors may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATORS AND DISTRIBUTOR

         BISYS Ohio and the Advisor (collectively, the "Administrators") serve as each Fund's administrators. BISYS acts as the Trust's principal underwriter and distributor (the "Distributor"). BISYS, BISYS Ohio and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrators generally assist in all aspects of each Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Trust, the Administrators are entitled jointly to annual fees, computed daily and paid periodically, calculated at an annual rate of .15% of each Fund's (other than the Lifestyle Funds) average daily net assets. The Administrators may periodically voluntarily reduce all or a portion of their administration fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Administrators may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction. For the fiscal year or period ended June 30, 1998, the Established Growth, Aggressive Growth, Income, Government Securities and Pennsylvania Bond Funds paid their then administrator, BISYS, an administration fee at the annual rate of 0.115% of each Fund's respective average daily net assets.

         The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Trust, but is reimbursed for certain expenses by the Lifestyle Funds under the Distribution Plan. See "Administrative Services and Distribution Plans."

EXPENSES

         The Advisor, Sub-Advisors and the Administrators each bear all expenses in connection with the performance of their services as investment advisors and administrators, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Trust, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Trust's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES AND DISTRIBUTION PLANS

         The Trust has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Advisor, Sub-Advisors, Keystone and its banking affiliates, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to
 .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers, providing customers with a service that invests the assets of their accounts in Shares of a Fund pursuant to specific or pre-authorized instructions. As of the date hereof, no such servicing agreements have been entered into by the Trust on behalf of either Fund.

         The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (the "12b-1 Plan") pursuant to which each Lifestyle Fund is authorized to reimburse the Distributor. Amounts paid to the Distributor under the Trust's 12b-1 Plan may be used by the Distributor to cover expenses that are related to
(i) the distribution of Shares of the Lifestyle Funds, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Lifestyle Funds, (iii) payments to institutions for selling Shares of the Lifestyle Funds, and (iv) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares of the Lifestyle Funds, all as set forth in the Trust's 12b-1 Plan. Under the 12b-1 Plan, each Lifestyle Fund may reimburse the Distributor at an annual rate of up to .50% of the average daily net asset value of each Lifestyle Fund's Shares. The Distributor may delegate some or all of these functions to another organization. See "How to Purchase Shares -- Purchases Through Intermediaries."

BANKING LAWS

         The Advisor and Sub-Advisors believe that they possess the legal authority to perform the investment advisory and administration services for each Fund contemplated by its investment advisory and administration agreement with the Trust, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Advisor and Sub-Advisors could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                               GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES


         The Trust was organized as a Delaware business trust on September 3, 1998. The Trust consists of twelve funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Trust are the Governor Prime Money Market Fund and the Governor U.S. Treasury Obligations Money Market Fund.


         Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Trust with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Trust, for purposes of approval or amendment of the Fund's investment advisory agreement.

         Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Trust. See "MANAGEMENT OF THE TRUST - Trustees of the Trust" in the Statement of Additional Information. Individual Trustees are elected by the shareholders of the Trust, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Delaware law. See "ADDITIONAL INFORMATION - Miscellaneous" in the Statement of Additional Information for further information.

         An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.


         As of September 17, 1998, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund other than the International Equity and Lifestyle Funds and the Distributor owned 100% of the outstanding Shares of the International Equity and Lifestyle Funds.


CUSTODIAN

         The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


         BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Trust and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee from the Trust for such services for all the Trust's funds computed at an annual rate of 0.03% (0.04% for the International Equity Fund) of the Trust's average daily net assets up to $2 billion and 0.02% (0.03% for the International Equity Fund) of the Trust's average daily net assets of $2 billion or more subject to a minimum annual fee of $30,000 ($40,000 for the International Equity Fund and $35,000 for the Pennsylvania Bond Fund). See "MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST - Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information. For the fiscal year or period ended June 30, 1998, the Established Growth, Aggressive Growth, Income, Government Securities and Pennsylvania Bond Funds paid BISYS Fund Services, Inc. an accounting service fee of __% of each Fund's respective average daily net assets.


MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular fund that are allocated to such fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

         Inquiries regarding the Funds may be directed in writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

INVESTMENT ADVISOR

Governors Group Advisors, Inc.
23 Front Street
Harrisburg, Pennsylvania  17101

SUB-ADVISORS

Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

Brinson Partners, Inc.
209 South LaSalle Street
Chicago, Illinois  60604

CO-ADMINISTRATORS

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Governors Group Advisors, Inc.
23 Front Street
Harrisburg, Pennsylvania  17101

DISTRIBUTOR


BISYS Fund Services Limited Partnership

3435 Stelzer Road
Columbus, Ohio  43219


LEGAL COUNSEL

Drinker Biddle & Reath LLP
Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, Pennsylvania  19107

AUDITORS

                                TABLE OF CONTENTS

                                                                            Page
PROSPECTUS SUMMARY.....................................................        3
BACKGROUND INFORMATION.................................................        5
FEE TABLE..............................................................        6
FINANCIAL HIGHLIGHTS...................................................        9
PERFORMANCE INFORMATION................................................       15
INVESTMENT OBJECTIVES AND POLICIES.....................................       16
INVESTMENT RESTRICTIONS................................................       48
VALUATION OF SHARES....................................................       49
HOW TO PURCHASE AND REDEEM SHARES......................................       50
DIVIDENDS AND TAXES....................................................       59
MANAGEMENT OF THE TRUST................................................       61
GENERAL INFORMATION....................................................       66




         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                        Governor Funds
                                                            [LOGO]

                                                              The
                                                          Established
                                                          Growth Fund

                                                              The
                                                          Aggressive
                                                          Growth Fund

                                                              The
                                                           Emerging
                                                          Growth Fund

                                                              The
                                                         International
                                                          Equity Fund

                                                              The
                                                       Intermediate Term
                                                          Income Fund

                                                              The
                                                       Limited Duration
                                                     Government Securities
                                                             Fund

                                                              The
                                                         Pennsylvania
                                                           Municipal
                                                           Bond Fund

                                                              The
                                                    Lifestyle Conservative
                                                          Growth Fund

                                                              The
                                                      Lifestyle Moderate
                                                          Growth Fund

                                                              The
                                                       Lifestyle Growth
                                                             Fund

                                                Governors Group Advisors, Inc.
                                                      Investment Advisor

                                               Martindale Andres & Company, Inc.
                                                    Investment Sub-Advisor

                                                    Brinson Partners, Inc.
                                                    Investment Sub-Advisor



                                               Prospectus dated __________, 1998

                              CROSS REFERENCE SHEET

                             PRIME MONEY MARKET FUND
                   U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
                             ESTABLISHED GROWTH FUND
                             AGGRESSIVE GROWTH FUND
                              EMERGING GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                          INTERMEDIATE TERM INCOME FUND
                   LIMITED DURATION GOVERNMENT SECURITIES FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND
                       LIFESTYLE CONSERVATIVE GROWTH FUND
                         LIFESTYLE MODERATE GROWTH FUND
                              LIFESTYLE GROWTH FUND

Form N-1A Part A Item                                                 Statement of Additional Information
---------------------                                                 -----------------------------------
1.      Cover Page ......................................              Cover Page

2.      Table of Contents................................              Table of Contents

3.      General Information and
        History.........................................              Statement of Additional Information

4.      Investment Objectives and Policies...............              Risk Factors, Investment Objectives and Policies

5.      Management of the Trust..........................              Management of the Trust

6.      Control Persons and Principal
        Holders of Securities............................              Description of Shares

7.      Investment Advisory and Other Services...........              Advisory, Administration, Distribution Custodial
                                                                       Services and Transfer Agency Services

8.      Brokerage Allocation and Other Practices.........              Risk Factors, Investment Objectives and Policies

9.      Capital Stock and Other Securities...............              Additional Purchase and Redemption Information

10.     Purchase, Redemption and Pricing
        of Securities Being Offered.....................               Additional Purchase and Redemption Information

11.     Tax Status......................................               Additional Information Concerning Taxes

12.     Underwriters....................................               Not Applicable

13.     Calculation of Performance Data.................               Yield and Performance
                                                                       Information

14.     Financial Statements............................               Financial Statements

                              SUBJECT TO COMPLETION


     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 1998


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.


                             PRIME MONEY MARKET FUND
                   U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
                             ESTABLISHED GROWTH FUND
                             AGGRESSIVE GROWTH FUND
                              EMERGING GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                          INTERMEDIATE TERM INCOME FUND
                   LIMITED DURATION GOVERNMENT SECURITIES FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND
                       LIFESTYLE CONSERVATIVE GROWTH FUND
                         LIFESTYLE MODERATE GROWTH FUND
                              LIFESTYLE GROWTH FUND

                         Twelve Investment Portfolios of


                                 GOVERNOR FUNDS




                       Statement of Additional Information


                               ____________, 1998



      This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses (the "Prospectuses") of the Prime Money Market Fund, U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Emerging Growth Fund, Intermediate Term Income Fund (the "Income Fund"), Limited Duration Government Securities Fund (the "Government Securities Fund"), Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund, each dated as of the date hereof. The Prime Money Market Fund, Treasury Money Market Fund, Established Growth Fund, Aggressive

Growth Fund, International Equity Fund, Emerging Growth Fund, Income Fund, Government Securities Fund, Pennsylvania Bond Fund, and the Lifestyle Funds are hereafter collectively referred to as the "Funds" and individually as a "Fund." The Funds are all of the funds of Governor Funds, a Delaware business trust (the "Trust"). This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. Copies of the Funds' Prospectuses may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-3960.

                                TABLE OF CONTENTS
                                                                            Page


GOVERNOR FUNDS ...........................................................
INVESTMENT OBJECTIVES AND POLICIES .......................................
Additional Information on Portfolio Instruments ..........................
Investment Restrictions ..................................................
Portfolio Turnover .......................................................
NET ASSET VALUE ..........................................................
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...........................
MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST ............................
Trustees and Officers ....................................................
Investment Advisor and Investment Subadvisors ............................
Portfolio Transactions ...................................................
Administrators ...........................................................
Glass-Steagall Act .......................................................
Distributor ..............................................................
Administrative Services and Distribution Plans ...........................
Custodian ................................................................
Auditors .................................................................
Legal Counsel ............................................................
ADDITIONAL INFORMATION ...................................................
Description of Shares ....................................................
Vote of a Majority of the Outstanding Shares .............................
Additional General Tax Information .......................................
Additional Tax Information With Respect to the Pennsylvania Bond Fund ....
Seven-Day and 30-Day Yields of the Prime Money Market Fund and the
      Treasury Money Market Fund .........................................
30-Day Yield of the Funds ................................................
Calculation of Total Return ..............................................
Distribution Rates .......................................................
Performance Comparisons ..................................................
Miscellaneous ............................................................
FINANCIAL STATEMENTS .....................................................
APPENDIX A ...............................................................
APPENDIX B ...............................................................

                       STATEMENT OF ADDITIONAL INFORMATION


                                 GOVERNOR FUNDS


      Governor Funds (the "Trust") is an open-end management investment company which currently offers twelve separate investment portfolios. This Statement of Additional Information covers each of those portfolios, the Prime Money Market Fund, Treasury Money Market Fund, Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Income Fund, Government Securities Fund, and Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund, and Lifestyle Growth Fund, each of which is considered to be a diversified portfolio, and the Pennsylvania Bond Fund, which is considered to be a non-diversified portfolio. The Prime Money Market, Treasury Money Market, Established Growth, Aggressive Growth, Emerging Growth, Income, Government Securities and Pennsylvania Bond Funds commenced operations on December 2, 1996, February 3, 1997, July 1, 1998, December 2, 1996, July 1, 1997, and
October 1, 1996, respectively, as separate investment portfolios ("Predecessor Funds") of the Sessions Group, which was organized as an Ohio Business Trust. On or about February 2, 1999 those Funds are expected to be reorganized as portfolios of the Trust. This Statement of Additional Information reflects that reorganization.


      Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the relevant Prospectus. No investment in Shares of any Fund should be made without first reading such Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

      Additional Information on Portfolio Instruments

      The following policies supplement the investment objectives and policies of the Funds as set forth in their respective Prospectuses.

      Bank Obligations. Each Fund, other than the Treasury Money Market Fund and the Government Securities Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

      The Prime Money Market Fund, Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, and the Income Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

      Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

      The Funds, other than the Treasury Money Market Fund and the Government Securities Fund, will purchase commercial paper consisting of issues rated at the time of purchase by one or more nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's")) in one of the two highest rating categories for short-term debt obligations. Each such Fund may also invest in commercial paper that is not rated but that is determined by the Sub-Advisor to be of comparable quality to instruments that are so rated by an NRSRO. For a description of the rating symbols of the NRSROs, see the Appendix. The Prime Money Market Fund may also invest, subject to the foregoing quality criteria, in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation ("CCP"), and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      Variable Amount Master Demand Notes. Variable amount master demand notes in which the Prime Money Market Fund, the Income Fund, the Government Securities Fund and the Pennsylvania Bond Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper. The Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a long-term variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      Foreign Investment. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject the Prime Money Market Fund, Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund and the Income Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions.

      U.S. Government Obligations. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although the Treasury Money Market Fund currently expects to invest only in those obligations which are backed by the full faith and credit of the U.S. Government. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      Each Fund may also invest in the following types of U.S. Treasury securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements collateralized by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

      Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

      Exempt Securities. As stated in its Prospectus, the assets of the Pennsylvania Bond Fund will be primarily invested in Exempt Securities. Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities, only if the interest paid thereon is exempt from both Pennsylvania income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

      Among other types of Exempt Securities, the Pennsylvania Bond Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Pennsylvania Bond Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      As described in the Prospectus of the Pennsylvania Bond Fund, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Pennsylvania Bond Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Sub-Advisor will consider such an event in determining whether the Pennsylvania Bond Fund should continue to hold the obligation.

      An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.

      The Pennsylvania Bond Fund may also invest in municipal lease obligations or installment purchase contract obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Exempt Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is based by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made by the Sub-Advisor. The Pennsylvania Bond Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

      Variable and Floating Rate Securities. The Prime Money Market Fund, U.S. Treasury Fund, Income Fund, Government Securities Fund and Pennsylvania Bond Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. Such securities, that are not obligations of the U.S. Government or its agencies or instrumentalities, are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Sub-Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a security within seven days, such a security will be treated as an illiquid security for purposes of calculation of that Fund's limitation on investments in illiquid securities, as set forth in its investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

      Variable or floating rate securities invested in by the Prime Money Market Fund and the Treasury Money Market Fund may have maturities of more than 397 days, to the extent permitted under SEC regulations.


      Restricted Securities. Securities in which the Prime Money Market Fund, the Treasury Fund, Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund and the Income Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as a Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless the Sub-Advisor has determined such securities to be liquid.

      Mortgage-Backed and Asset-Backed Securities. The Income Fund and the Government Securities Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, the Income Fund may also invest in mortgage-related securities issued by non-governmental entities.

      Mortgage-backed securities, for purposes of the Income Fund's and the Government Securities Fund's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies in the case of the Income Fund. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

      The Income Fund may invest in mortgage-backed securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-backed securities will be purchased only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Sub-Advisor deems to be of comparable quality to securities so rated.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include

FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Mortgage-backed and asset-based securities have certain characteristics which are different from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Income Fund may invest a portion of its assets in derivative mortgage-backed securities such as stripped mortgage-backed securities which are highly sensitive to changes in prepayment and interest rates.

      Mortgage-backed securities and asset-backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities and asset-backed securities.

      Although the extent of prepayments of a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of declining interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

      There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Income Fund will invest only in CMOs which are rated in one of the four highest rating categories by an NRSRO or, if unrated, are determined by the Sub-Advisor to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the underlying obligations, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

      Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

      The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying obligations. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield of IOs or POs, respectively. If the underlying obligations experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO. Furthermore, if the underlying obligations experience slower than anticipated prepayments of principal, the yield of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. IOs and POs have exhibited large price changes in response to changes in interest rates and are considered to be volatile in nature.

      When-Issued Securities. As discussed in the Prospectuses, each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Sub-Advisor to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, each Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of its total assets.

      When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in that Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Each Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage. If the Pennsylvania Bond Fund sells a "when-issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

      Real Estate Investment Trusts. The Established Growth Fund, the Aggressive Growth Fund and the Emerging Growth Fund may invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject the Funds to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, each Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses each Fund bears directly in connection with its own operations.

      Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Sub-Advisor deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Sub-Advisor. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

      Reverse Repurchase Agreements. As discussed in the Prospectuses, each Fund may borrow funds by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with that Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which that Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leveraging.

      Lower Rated Bonds. The Income Fund and the Pennsylvania Bond Fund are each permitted to invest in securities rated Ba and B by Moody's or BB and B by another appropriate NRSRO. Such bonds, though higher yielding, are characterized by risk. See the Appendix hereto for a general description of NRSRO ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. A Fund will rely on the Sub-Advisor's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P and Moody's to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, such Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and that Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for such a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

      The Income and the Pennsylvania Bond Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Such Funds have no arrangement with any persons concerning the acquisition of such securities.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities in which the Income, Government Securities and Pennsylvania Bond Funds may invest. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest through the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

      Short Sales. Each of the Income Fund, the Government Securities Fund and the Pennsylvania Bond Fund may from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by that Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of a Fund's assets will as a matter of practice be invested in short sales.

      At any time that a Fund has an open short sale position, such Fund is required to segregate with its custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or securities while also being subject to the possibility of gain or loss from the securities sold short. A Fund's possible losses may exceed the total amount of cash or liquid securities deposited with the broker (not including the proceeds of the short sale) and segregated by the Fund.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security. For example, if a Fund purchases a $10 security short, the most that can be lost is $10. However, if a Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

      Hedging Transactions. Hedging transactions, including the use of options and futures, in which certain of the Funds are authorized to engage as described in their respective Prospectuses, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Advisor's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

      Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail in the applicable Prospectus and below. In addition, many hedging transactions involving options require segregation of a Fund's assets in special accounts, as described further below.

      With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      Exchange-listed options generally have standardized terms and performance mechanics unlike over-the-counter traded options. The Funds currently expect to purchase and sell only exchange-traded options. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is generally relatively little counterparty credit risk associated with options purchased on an exchange.

      All options written by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call option written by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by a Fund, such Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.

      Futures Contracts. As discussed in the Prospectuses, the Established Growth, Aggressive Growth, Emerging Growth, International Equity, Income, and Pennsylvania Bond Funds may each enter into futures contracts. This investment technique is designed primarily to act as a substitute for a position in the underlying security and to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which such Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.

      The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

      Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if such Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

      Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

      To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. The Funds will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

      Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies. In addition, each Fund, other than the Prime Money Market Fund and the Treasury Money Market Fund, may invest in money market funds advised by the Advisors. Each Fund other than the Lifestyle Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such

Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders of such Fund.

Investment Restrictions

      The Funds' investment objectives are non-fundamental policies and may be changed without a vote of the shareholders of the applicable Fund. In addition to the fundamental investment policies listed in the Prospectuses, the following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

      In addition to the investment restrictions set forth in its respective Prospectus, each Fund may not:

      1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except as may be necessary to make margin payments in connection with derivative securities transactions, and except to the extent disclosed in the current prospectus of such Fund;

      2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

      3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

      4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current prospectus of such Fund.

      The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:

      1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom;

      2. Mortgage or hypothecate the Fund's assets in excess of one-third of such Fund's total assets.

      3. None of the Prime Money Market Fund, Treasury Money Market Fund, Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, or International Equity Fund may engage in any short sales. However, each of the Income Fund, Government Securities Fund and Pennsylvania Bond Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by such Fund would exceed 25% of the value of that Fund's total assets.

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limit set forth in that Fund's Prospectus for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

Portfolio Turnover

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

      The portfolio turnover rates for the Established Growth, Aggressive Growth, Income, Government Securities and Pennsylvania Bond Funds for the fiscal year or period ended June 30, 1998, are as follows:

                                   Fiscal Year or
                                    Period Ended
                                   June 30, 1998
Established Growth Fund                  6%
Aggressive Growth Fund                   8%
Income Fund                            218%
Government Securities Fund             482%
Pennsylvania Bond Fund                  62%


      The portfolio turnover rates for the Emerging Growth, International Equity, Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds for such Fund's first fiscal period ending June 30, 1999, are estimated to be less than 30%, 40%, ___%,___% and ___%, respectively. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

      The Prime Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds" and individually, a "Money Market Fund") have each elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

      Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that neither Money Market Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Funds, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate and reasonable, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees to promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they shall cause the Fund to take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Advisor or the Advisor's affiliated entities or correspondents (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Advisor or the Entities.

      The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

                 MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST

Trustees and Officers


      Overall responsibility for management of the Trust rests with its Board of Trustees. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

      The names of the Trustees and officers of the Trust, their addresses, and principal occupations during the past five years are as follows:

                                                        PRINCIPAL OCCUPATION
  NAME, ADDRESS AND AGE    POSITION(S) HELD WITH THE     DURING PAST 5 YEARS
                                      TRUST
[To be added by
Amendment.]


__________________

*_______________ are each considered to be an "interested person" of the Trust as defined in the 1940 Act.


      Messrs. _____ and _____ are members of the Audit Committee of the Board of Trustees. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Trust the firm to be selected as independent auditors.

      Messrs. ___ and ___ are members of the Valuation Committee of the Board of Trustees. The Valuation Committee reviews the pricing of securities and ensures that they are priced in accordance with the Trust's Valuation Procedures.

      Messrs. ____ and ____ are members of the Nominating Committee of the Board of Trustees. The Nominating Committee recommends to the Board all persons to be nominated as trustees of the Trust.


      As of the date of this Statement of Additional Information, the Trust's officers and trustees, as a group, own less than 1% of any Fund's Shares.


      The Trust pays each Trustee, other than officers or employees of the Advisor, BISYS or BISYS Fund Services, Inc. or any of their affiliates, an annual fee of $8,000, $2,000 for each regular Board meeting attended, and out-of-pocket expenses incurred in attending Board meetings. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Advisors receive fees for acting as advisor and sub-advisor. BISYS and the Advisor receive fees from each Fund for acting as administrators, and may receive fees pursuant to the Administrative Services Plan described below. BISYS may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. _____ and _____ are employees of the Advisors and Messrs. _____________ and Ms. ____________ are employees of BISYS. Drinker Biddle & Reath LLP, of which _____ is a partner, receives legal fees as counsel to the Trust.

Investment Advisor and Investment Subadvisors

      The Advisor may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

      For the fiscal year or period ended June 30, 1998, the former advisor, Martindale, Andres & Company, Inc., earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Predecessor Funds pursuant to the prior Investment Advisory Agreement:

                                       Fiscal Year or Period Ended
                                            June 30, 1998 (1)
                                  --------------------------------------
                                  Fees Earned                Fees Waived
                                  -----------                -----------
Prime Money Market Fund            $  623,575                  $311,790
Treasury Money Market Fund         $   98,397                  $ 74,397
Established Growth Fund            $1,680,122                  $720,420
Aggressive Growth Fund             $1,254,636                  $593,310
Income Fund                        $1,431,762                  $715,881
Government Securities Fund         $  198,771                  $153,207
Pennsylvania Bond Fund             $  715,423                  $357,712

      For the year or period ended June 30, 1997, the former adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory
Agreement:

                                             Fiscal Period Ended
                                                  June 30, 1997
                                      ----------------------------------
                                      Fees Earned            Fees Waived
                                      -----------            -----------
Prime Money Market Fund                $282,882                $236,280
Established Growth Fund                 735,635                 558,942
Aggressive Growth Fund                  385,280                 263,486
Income Fund                             680,552                 529,626
Pennsylvania Bond Fund                  506,296                 420,686

(1) Such Funds commenced operations October 7, 1996, December 2, 1996, February 3, 1997, December 2, 1996, and October 1, 1996, respectively.

      For the fiscal year or period ended June 30, 1998, the Advisor had not received any compensation under the Investment Advisory Agreement with respect to the Emerging Growth Fund, International Equity Fund or the Lifestyle Funds since those Funds had not commenced operations.


      Unless sooner terminated, each of the Investment Advisory and Investment Sub-Advisory Agreements will continue in effect with respect to a Fund until June 30, 2000, and from year to year thereafter, for successive annual periods ending on June 30, if, as to that Fund, such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in such Fund's Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or the particular Investment Sub-Advisory Agreement or interested persons (as defined in the 1940
Act) of any party to the Investment Advisory Agreement or the particular Investment Sub-Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement and the Investment Sub-Advisory Agreements each are terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Advisor or the Sub-Advisor. The Investment Advisory Agreement and the Investment Sub-Advisory Agreements also each terminate automatically in the event of its assignment, as defined in the 1940 Act.


      The Investment Advisory Agreement and the Investment Sub-Advisory Agreements provide that the Advisor and the Sub-Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor or the particular Sub-Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.

Portfolio Transactions


      Pursuant to the Investment Advisory and Investment Sub-Advisory Agreements, the Advisor and Sub -- Advisors determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with the Funds' investment objectives and restrictions, which securities are to be purchased and sold by each Fund, and which brokers and dealers are to be eligible to execute the Funds' portfolio transactions. Purchases and sales of portfolio securities with respect to the Prime Money Market, Treasury Money Market, Income, Government Securities and Pennsylvania Bond Funds, usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Purchases and sales of portfolio securities with respect to the Established Growth, Aggressive Growth, Emerging Growth and International Equity Funds usually are effected on a national securities exchange or in the over-the-counter market. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Sub-Advisors in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisor and/or Sub-Advisors may receive orders for transactions on behalf of the Funds. The Advisor and/or Sub-Advisors are authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Advisor or Sub-Advisors determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Advisor or Sub-Advisors is considered to be in addition to and not in lieu of services required to be performed by the Advisor or Sub-Advisors under its agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Advisor or Sub-Advisors who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory and Investment Sub-Advisory Agreements, the Advisor and/or Sub-Advisors are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Advisor and/or Sub-Advisors do follow such a practice, it will do so on a basis which it believes is fair and equitable to the Trust and the Funds.

      The Advisor may direct brokerage transactions on behalf of the Established Growth Fund, the Aggressive Growth Fund, the Emerging Growth Fund and the International Equity Fund to Boston Institutional in return for research services relating to equity securities including market information from Bloomberg Financial Markets and equity analysis from Zacks Software. For the fiscal period ended June 30, 1998, the amount of such transactions and related commissions on behalf of the Funds were $________ and $_____, respectively.

      While the Advisor and/or Sub-Advisors generally seek competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. Information so received is in addition to and not in lieu of services required to be performed by the Advisor and/or Sub-Advisors and does not reduce the advisory fees payable to the Advisor and/or Sub-Advisors by a Fund. Such information may be useful to the Advisor and/or Sub-Advisors in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor and/or Sub-Advisors in carrying out their obligations to a Fund.

      For the fiscal period ended June 30, 1998, the Trust paid the following brokerage commissions on behalf of the Established Growth Fund and the Aggressive Growth Fund:

                                    Fiscal Year Ended June 30, 1998
   Established Growth Fund                      $37,783
   Aggressive Growth Fund                       $27,365

      During the past fiscal period, no brokerage commissions were paid by the Trust on behalf of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Pennsylvania Bond Fund or the Income Fund.

      Except as permitted by applicable laws, rules and regulations, the Trust will not, on behalf of a Fund, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, the Sub-Advisors, Keystone, BISYS, or their affiliates, and will not give preference to the Advisor's, the Sub-Advisors', or Keystone's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

      Investment decisions for each Fund are made independently from those for other funds of the Trust or any other investment company or account managed by the Advisor or Sub-Advisors. Any such other fund, investment company or account may also invest in the same securities as the Trust on behalf of a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Trust, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Advisor or Sub-Advisors believe to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub-Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds of the Trust, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Investment Sub-Advisory Agreements, in making investment recommendations for the Funds, the Advisor or Sub-Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub-Advisors, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub-Advisors, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Trust.

      For the fiscal year ended June 30, 1998, the Established Growth and Income Funds held securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1998, the Established Growth Fund held $11,879,000 of equity securities of Morgan Stanley Dean Witter Discover & Co. and the Income Fund held $8,070,000 of debt securities of Lehman Brothers Holding.

Administrators


      BISYS Fund Services Ohio, Inc. and the Advisor serve as administrators (the "Administrators") to the Funds pursuant to a Management and Administration Agreement dated _________, 1998 (the "Administration Agreement"). The Administrators assist in supervising all operations of the Funds (other than those performed by the Advisor under the Investment Advisory Agreements, by the Sub-Advisors under the Investment Sub-Advisory Agreements, by The Bank of New York under the Custody Agreement, by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement and by BISYS under the Distribution Agreement).

      Under the Administration Agreement, the Administrators have agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; determine the actual variance from $1.00 of the Prime Money Market Fund's and the Treasury Money Market Fund's net asset value per share; and generally assist in all aspects of the Funds' operations other than those performed by the Advisor under the Investment Advisory Agreement, by the Sub-Advisors under the Investment Sub-Advisory Agreements, by The Bank of New York under the Custody Agreement, by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement, and by BISYS under the Distribution Agreement. Under the Administration Agreement, the Administrators may delegate all or any part of their responsibilities thereunder.

      For the fiscal year or period ended June 30, 1998, BISYS, the Trust's former administrator, earned the following amounts with respect to its administration services to the Funds indicated below pursuant to the prior Administration Agreement:

                                   Fiscal Period Ended
                                      June 30, 1998(1)
                                   -------------------

Prime Money Market Fund                 $179,279
Treasury Money Market Fund              $ 28,247
Established Growth Fund                 $257,620
Aggressive Growth Fund                  $144,284
Income Fund                             $274,422

                                   Fiscal Period Ended
                                      June 30, 1998(1)
                                   -------------------

Government Securities Fund              $ 38,098
Pennsylvania Bond Fund                  $137,123

-------------------------
(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, December 2, 1996, July 1, 1997 and October 1, 1996, respectively.

      For the fiscal period ended June 30, 1997, the former administrator earned the following amounts with respect to its administrative services to the Predecessor Funds indicated below pursuant to the prior Administration
Agreement:

                                   Fiscal Period Ended
                                        June 30, 1997
                                   -------------------
Prime Money Market Fund                 $ 81,328
Established Growth Fund                  112,311
Aggressive Growth Fund                    44,692
Income Fund                              129,863
Pennsylvania Bond Fund                    97,040


      Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on June 30, 2001, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Administration Agreement; through a failure to renew at the end of a one-year term; upon 180 days' written notice by the Trust after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrators.


      The Administration Agreement provides that neither Administrator shall be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except for a loss resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Glass-Steagall Act


      The Advisor and Martindale, Andres & Company, Inc. each believes that it possesses the legal authority to perform the services for the Funds contemplated by the relevant Prospectuses, this Statement of Additional Information and the Investment Advisory and Sub-Advisory Agreements and the Administration Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Advisor from continuing to perform such services for the Trust. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Advisors, the Board of Trustees of the Trust would review the Trust's relationship with the Advisors and consider taking all action necessary in the circumstances.

      Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Advisors and/or their affiliated and correspondent banks in connection with Customer purchases of Shares of a Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Distributor


      BISYS serves as agent for each Fund in the distribution of its Shares
pursuant to a Distribution Agreement dated as of           , 1998 (the
"Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement has an initial term expiring on June 30, 2000, and thereafter shall be renewed automatically for successive annual periods ending June 30, if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


Administrative Services and Distribution Plans


      As described in the Prospectuses, the Trust has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Advisor, its affiliates and their affiliated and correspondent banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in the Funds. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Trust and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

Custodian

      The Bank of New York, 48 Wall Street, New York, New York, 10286, serves as custodian (the "Custodian") to the Funds pursuant to the Custody Agreement dated
as of           , 1998. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

Transfer Agency and Fund Accounting Services

      BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the Transfer Agency
Agreement dated           , 1998. Pursuant to such Agreement, the Transfer
Agent, among other things, performs the following services in connection with the Funds' Shareholders of record: maintenance of shareholder records for each of the Funds' Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.


      In addition, BISYS Fund Services, Inc. provides certain fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement dated
              , 1998. BISYS Fund Services, Inc. receives a fee from the Trust for such services for all the Trust's funds computed at an annual rate of three one-hundredths of one percent (.03%) (.04% for the International Equity
Fund) of the Trust's average daily net assets up to $2 billion and .02% (.03% for the International Equity Fund) of the Trust's average daily net assets of $2 billion or more, subject to a minimum annual fee of $30,000 ($40,000 for the International Equity Fund and $35,000 for the Pennsylvania Bond Fund). Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' custodian, and verification and reconciliation with the Funds' custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.


      Unless sooner terminated as provided therein, the Fund Accounting Agreement has an initial term expiring on June 30, 2001, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Fund Accounting Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Fund Accounting Agreement; upon 180 days' written notice by the Trust after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Fund Accounting Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by BISYS Fund Services, Inc.


      The Fund Accounting Agreement provides that BISYS Fund Services, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Fund Accounting Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by BISYS Fund Services, Inc. of its obligations and duties thereunder.

      For the fiscal year or period ended June 30, 1998, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services to the indicated Funds.

                                  Fiscal Year or Period
                                          Ended
                                      June 30, 1998(1)
                                  ---------------------
Prime Money Market Fund                  $47,847
Treasury Money Market Fund               $30,875
Established Growth Fund                  $70,172
Aggressive Growth Fund                   $41,513
Income Fund                              $75,419
Government Securities Fund               $32,239
Pennsylvania Bond Fund                   $43,737

-------------------------
(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, December 2, 1996, July 1, 1997 and October 1, 1996
      respectively.

      For the fiscal period ended June 30, 1997, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services to the indicated Funds.

                                   Fiscal Period Ended
                                      June 30, 1997
                                   -------------------
Prime Money Market Fund                  $ 21,776
Established Growth Fund                    31,176
Aggressive Growth Fund                     13,033
Income Fund                                35,604
Pennsylvania Bond Fund                     30,096

-------------------------

Auditors



      The financial statements for the Predecessor Prime Money Market, Pennsylvania Bond, Established Growth, Income, Aggressive Growth, Emerging Growth, Treasury Money Market Government Securities Funds as of June 30, 1998, and for the periods indicated therein, appearing in the Statement of Additional
Information have been audited by           , as set forth in their report
appearing with the aforementioned financial statements included herein, and are incorporated by reference herein in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

Legal Counsel

      Drinker Biddle & Reath LLP, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107 is counsel to the Trust and will pass upon the legality of the Shares offered hereby.



                             ADDITIONAL INFORMATION

Description of Shares



      The Trust is a Delaware business trust. The Trust was organized on September 3, 1998.


      Under the Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust Instrument authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of two classes of shares: Institutional Shares, representing interests in each Fund; and S Shares representing interests in the Prime Money Market Fund. The Trustees may classify or reclassify any particular class of shares into one or more series.

      Each share of the Trust has a par value of $0.0001, represents an equal proportionate interest in the Funds, and is entitled to such dividends and distributions of the income earned on the particular Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, each Fund's Shares will be fully paid and non-assessable by the Trust. In the event of the termination of the Trust or the Funds, shareholders of the Funds would be entitled to receive the assets available for distribution belonging to the particular Class of Shares of the particular Fund, and a proportionate distribution of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Funds are entitled to participate in the net distributable assets of the Funds on liquidation, based on the number of shares of the particular class of Shares of the particular Fund that are held by each of them.

      There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the Trustees. Except as set forth above and in the Prospectuses, the Trustees will continue to hold office and may appoint successor Trustees.

      The Declaration of Trust authorizes the Board of Trustees, without shareholder approval, to issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Board of Trustees may issue fractional shares and shares held in the treasury. The Board of Trustees has full power and authority, in their sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board of Trustees may deem desirable.

            The Declaration of Trust provides that the Trustees and officers, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, or any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any officer (or other officer) or employee of the Trust or of any other person or party, provided that the Declaration of Trust does not protect any Trustee or officer against any liability to the Trust or to shareholders of record to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund or class affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund or class will be required in connection with a matter, a fund or class will be deemed to be affected by a matter unless it is clear that the interests of each fund or class in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

      As of September 17, 1998, the name, address and percentage of the outstanding shares held by other investors who may have owned of record 5% or more of the outstanding shares of a particular class of a Fund of the Trust were as follows:

--------------------------------------------------------------------------------
PRIME MONEY MARKET               KEYSTONE FINANCIAL INC.                  64.33%
                                 CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
PRIME MONEY MARKET               BISYS FUND SERVICES                      22.85%
                                 FBO KEYSTONE FINANCIAL SWEEP
                                 CUSTOMERS
                                 3435 STELZER ROAD
                                 COLUMBUS, OH 43219
--------------------------------------------------------------------------------
PRIME MONEY MARKET               NATIONAL FINANCIAL SERVICES CORP.         8.76%
                                 ONE WORLD FINANCIAL CENTER
                                 200 LIBERTY ST.
                                 NEW YORK, NY 10281
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS        KEYSTONE FINANCIAL INC.                  74.63%
MONEY MARKET                     CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS        NATIONAL FINANCIAL SERVICES CORP.        18.57%
MONEY MARKET                     ONE WORLD FINANCIAL CENTER
                                 200 LIBERTY ST.
                                 NEW YORK, NY 10281
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND      KEYSTONE FINANCIAL INC.                  97.25%
                                 CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
INCOME                           KEYSTONE FINANCIAL INC.                  97.13%
                                 CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
ESTABLISHED GROWTH               KEYSTONE FINANCIAL INC.                  95.60%
                                 CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH                KEYSTONE FINANCIAL INC.                  93.88%
                                 CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES            KEYSTONE FINANCIAL INC.                  98.77%
                                 CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
EMERGING GROWTH                  KEYSTONE FINANCIAL INC.                  81.66%
                                 CASH
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------
EMERGING GROWTH                  KEYSTONE FINANCIAL INC.                   6.56%
                                 REINVEST
                                 1315 ELEVENTH AVE., P.O. BOX 2450
                                 ALTOONA, PA 16601
--------------------------------------------------------------------------------


Vote of a Majority of the Outstanding Shares


      As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a Fund or a class means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust that Fund or that class present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Trust, Fund, or class are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Trust Fund or class.

Additional General Tax Information


      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for federal income tax purposes, so that a fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

      In order for the Pennsylvania Bond Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

Seven-Day and 30-Day Yields of the Prime Money Market Fund and the Treasury Money Market Fund


      The standardized seven-day yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in that Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming such Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

      The effective yield for Shares of the Prime Money Market Fund and the Treasury Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.


      For the seven-day period ended June 30, 1998, the seven-day yield and seven-day effective yield for Investor Shares of the Prime Money Market Fund was 5.09% and 5.22%, respectively. For the 30-day period ended June 30, 1998, the yield and effective yield for Investor Shares of the Prime Money Market Fund was 5.06% and 5.18%, respectively.

      For the seven-day period ended June 30, 1998, the Treasury Money Market Fund's seven-day yield and seven-day effective yield were 4.78% and 4.90%, respectively. For the 30-day period ended June 30, 1998, the yield and effective yield for the Treasury Money Market Fund were 4.73% and 4.84%, respectively.


30-Day Yield of the Funds


      As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," the yield of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to such Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of that Fund.


      In addition, tax equivalent yields are computed by dividing that portion of the Pennsylvania Bond Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of the Pennsylvania Bond Fund which is not tax-exempt.

      For the 30-day period ended June 30, 1998, the yields for the Income Fund and the Pennsylvania Bond Fund were 5.38% and 4.04%, respectively, assuming the imposition of the maximum sales charge, and 5.64% and 4.23%, respectively, excluding the effect of a sales charge. For the same period, the tax equivalent yields for the Pennsylvania Bond Fund, assuming a 39.6% federal tax rate, were 6.69%, assuming the imposition of the maximum sales charge, and 7.00%, excluding the effect of a sales charge.

      For the 30-day period ended June 30, 1998, the yields for the Government Securities Fund were ____% assuming the imposition of the maximum sales charge, and ____% excluding the effect of a sales charge.

Calculation of Total Return


      As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in a Fund (less the maximum sales charge, if any), all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. A Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

      For the one year period ended June 30, 1998, and the period from commencement of operations to June 30, 1998, the average annual total returns for the Funds (other than the Emerging Growth, International Equity and Lifestyle Funds), including the performance of any Fund's Predecessor Fund and predecessor CIF (which CIF performance has been restated to reflect the estimated fees for such Fund for the current fiscal for 1998 and 1997 year), are as follows:

                                     Average Annual Total Return
                          -------------------------------------------------
                          With Maximum Sales Load(1)    Without Sales Load
                          --------------------------   --------------------
                                        Since                     Since
        Fund               1 Year    Inception(2)      1 Year  Inception(2)
---------------------     -------    ---------------   ------  ------------

Prime Money Market*         N/A            N/A          5.19%     5.17%
Treasury Money Market*      N/A            N/A          4.78%     4.78%
Established Growth         22.21%        28.49%        27.92%     30.20%
Aggressive Growth          7.68%         17.24%        12.72%     18.62%
Income                     5.01%          4.07%         9.95%     7.14%
Government Securities      2.22%          3.89%         5.39%     5.10%
Pennsylvania Bond          1.17%          2.93%         5.89%     5.67%


---------------------

 * The Prime Money Market and Treasury Money Market Funds do not have sales loads.


(1) The maximum sales load for the Established Growth Fund, Emerging Growth Fund, Aggressive Growth Fund, Income Fund and Pennsylvania Bond Fund, is 4.50%. The maximum sales load for the Government Securities Fund is 3.00%.

(2) Commenced operations October 7, 1996, July 1, 1997, January 1, 1995 (the Established Growth Fund's predecessor CIF), July 1, 1994 (the Aggressive Growth Fund's predecessor CIF), December 2, 1996, July 1, 1997, and October 1, 1996, respectively. The Prime Money Market Fund has no sales load.

      Past performance is no guarantee as to future performance.

Distribution Rates


      The Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

Performance Comparisons


      Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and S&P and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates,

CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Advisor or SubAdvisors in comparison to other investment Advisors and to other institutions.

      From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

      Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to that Fund. Fees imposed upon Customer accounts by the Advisor, Sub-Advisors, their affiliates or their affiliated or correspondent banks for cash management services or other services will reduce a Fund's effective yield and total return to Customers. The current yield and performance of the Funds may be obtained by calling the Trust at: Investor Shares - 1-800-______; or S Shares of the Prime Money Market Fund - 1-800-_____.

Miscellaneous


      Individual Trustees are generally elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Trust entitled to vote may cause the Trustees to call a special meeting. However, the Trust has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Trust entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

      The Trust is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

      The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

      The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                              FINANCIAL STATEMENTS



     The Financial Statements for the Predecessor Funds for the Prime Money Market, Treasury Money Market, Established Growth, Aggressive Growth, Income, Government Securities and Pennsylvania Bond Funds for the fiscal period or year ended June 30, 1998 and the financial highlights for each of the respective periods presented, appearing in the 199__ Annual Report to Shareholders of The Sessions Group, and the report thereon of _________________, the ___________ independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 199___ Annual Report to Shareholders of The Sessions Group are incorporated herein.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

            A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

            "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

            "D" - The "D" rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to "D" either:

            - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

            - Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a "D" rating.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.

            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


            Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.

            Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

            "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

            "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

            "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

            "D" - The "D" rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to "D" either:

            - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

            - Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a "D" rating.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

            The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

            "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

            To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

            Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

            "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

            "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

            Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

            As stated in the Prospectus, the Equity and Bond Funds, other than the Colorado Tax-Exempt Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts.

            Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

            The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

            Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

            Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

            Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

            A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Stock Index Futures Contracts.

            General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

            A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

            In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.  Futures Contracts on Foreign Currencies.

            A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.

            Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor or Sub-Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts.

            There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Advisor or SubAdvisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Advisor or Subadvisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

            Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or Subadvisors may still not result in a successful hedging transaction over a short time frame.

            Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            Successful use of futures by the Funds is also subject to the Advisor's or Subadvisors' ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.

            The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting and Tax Treatment.

            Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

            Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

            Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

            Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

            Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                             Registration Statement
                                       of
                                 GOVERNOR FUNDS
                                       on
                                    Form N-1A


PART C.  OTHER INFORMATION.

Item 24. Financial Statements and Exhibits.

     (a) Financial Statements:  [to be added by amendment.]

         Included in Part B:  [to be added by amendment.]

     (b) Exhibits:

         (1) (a) Agreement and Declaration of Trust, dated as of September 3, 1998.

         (2)      By-Laws.

         (3)      None.

         (4)      None.

         (5) (a) Form of Investment Advisory Agreement dated _____, 1998, between Governor Funds and Governors Group Advisors, Inc.

              (b) Form of Investment Sub-Advisory Agreement dated _____, 1998, between Governors Group Advisors, Inc., and Martindale Andres & Company, Inc.

              (c) Form of Investment Sub-Advisory Agreement dated _____, 1998, between Governors Group Advisors, Inc., and Brinson Partners, Inc.

         (6) (a) Form of Distribution Agreement dated _____, 1998, between Governor Funds and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services.

         (7)  None.

         (8) (a) Form of Custody Agreement dated______, 1998, between Governor Funds and The Bank of New York.

              (b) Form of Cash Management and Related Services Agreement dated
                  _____, 1998, between Governor Funds and The Bank of New York.

         (9) (a) Form of Management and Administration Agreement dated _______, 1998, among Governor Funds, BISYS Fund Services Ohio, Inc. and Governors Group Advisors, Inc.

              (b) Form of Transfer Agency Agreement dated _________, 1998, between Governor Funds and BISYS Fund Services, Inc.

              (c) Form of Fund Accounting Agreement dated _______, 1998, between
                  Governor Funds and BISYS Fund Services, Inc.

         (10) Opinion of Counsel.

         (11) (a) None.

              (b) Consent of Drinker Biddle & Reath LLP

         (12) None.

         (13) Form of Purchase Agreement

         (14) None.

         (15) (a) Rule 12b-1 Plan

              (b) Administrative Services Plan

         (16) Performance Quotations

         (17) None

         (18) 18f-3 Plan

Item 25. Persons Controlled By or Under Common Control with Registrant.

         None.

Item 26. Number of Holders of Securities.

         As of ________, 1998, there were no record holders.

Item 27. Indemnification.

         Article VI, Section 6.4 of the Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodians, investment advisers, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section
         1.11 of the Distribution Agreement filed as Exhibit 6(a) hereto,
         Article XVII, Section 14 of the Custody Agreement filed as Exhibit 8(a) hereto, Section 9 of the Investment Advisory Agreement filed as Exhibit 5(a) hereto, Section 4 of the Management and Administration Agreement filed as Exhibits 9(a) hereto, Section 9 of the Transfer Agency Agreement filed as Exhibits 9(b) hereto, Section 7 of the Fund Accounting Agreement filed as Exhibit 9(c) hereto. As of the effective date of this Registration Statement, the Group will have obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.


     (a) Governors Group Advisors, Inc., ("Governors Group Advisors"), 23 Front Street, Harrisburg, Pennsylvania, is the investment advisor for the Governor Funds. Governors Group Advisors is a wholly-owned subsidiary of Keystone Financial, Inc. ("Keystone"). As of October 1, 1998, Governors Group Advisors had no assets under management.

     To the knowledge of Registrant, none of the directors or officers of Governors Group Advisors is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except as described below.

     Keystone Financial, Inc.
     23 North Front Street
     Harrisburg, Pennsylvania 17105

     Robert E. Leech, Chairman & CEO of Governors Group Advisors, has been President and CEO of Keystone's Asset Management Group for the past seven years; Lana V. Burkhardt, President and Director of Governors Group Advisors, has been a Vice President of Keystone's Asset Management Group for the past six years; George R. Barr, Jr., Secretary and Director of Governors Group Advisors, has been a Senior Vice President of Keystone for the past ten years; and James F. Patterson, Treasurer of Governors Group Advisors, has been a Vice President of Mutual Funds Administration at Keystone since July 1998 (prior to that he was an employee of Federated Investors, Inc., Federated Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222 since November 1996, and prior to that he was an employee of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 since January 1996).

     Martindale Andres & Company, Inc.
     Four Falls Corporate Center
     West Conshohocken, Pennsylvania 19428
     William C. Martindale, Jr., and Robert P. Andres, each a Vice President of Governors Group Advisors, have been officers of Martindale Andres & Company, Inc. since June 1989.


     (b) Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania ("Martindale Andres"), is the sub-investment adviser for Prime Money Market Fund, Pennsylvania Municipal Bond Fund, Established Growth Fund, Intermediate Term Income Fund, Aggressive Growth Fund, U.S. Treasury Obligations Money Market Fund, Limited Duration Government Securities Fund, Emerging Growth Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund. Martindale Andres is a wholly-owned subsidiary of Keystone Financial, Inc. In addition to serving as investment adviser of such Funds, Martindale Andres has managed since its founding the investment portfolios of high net worth individuals, endowments and pension and common trust funds.

         To the knowledge of Registrant, none of the directors or officers of Martindale Andres is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Martindale Andres also hold positions with Martindale Andres' parent, Keystone Financial, Inc.


         The information required by this Item 28 with respect to each director, officer or partner of Martindale Andres is incorporated by reference to Form ADV filed by Martindale Andres with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-51203).


     (c) Brinson Partners, Inc., Chicago, Illinois, ("Brinson"), is the sub-investment advisor for the International Equity Fund.


         To the knowledge of Registrant, none of the directors or officers of Brinson is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         The information required by this Item 28 with respect to each director, officer or partner of Brinson is incorporated by reference to Form ADV filed by Brinson with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-34910).


Item 29. Principal Underwriter


     (a) BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as distributor for Registrant. BISYS also distributes the securities of The Victory Portfolios, the Parkstone Group of Funds, the AmSouth Mutual Funds, the American Performance Funds, The Coventry Group, The BB&T Mutual Funds Group, the ARCH Fund, Inc., the M.S.D.&T. Funds, the Pacific Capital Funds, the MMA Praxis Mutual Funds, The Riverfront Funds, Inc., the Summit Investment Trust, Empire Builder Tax Free Bond Fund, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., Intrust Funds, The Kent Funds, Magna Funds, Meyers Sheppard Investment Trust, The Parkstone Advantage Funds, Pegasus Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, Alpine Equity Trust, ESC Strategic Funds, Inc., The Eureka Funds, Puget Sound Asset Management, The Sessions Group, The Victory Variable Funds, Vintage Funds, Inc., and Variable Insurance Funds, each of which is a management investment company.

     (b) The information required by this Item 29 with respect to each director, officer or partner of BISYS is incorporated by reference to Form BD filed by BISYS with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-32480).

     (c) None.


Item 30. Location of Accounts and Records

         (1) Governors Group Advisors, Inc., 23 Front Street, Harrisburg, Pennsylvania 17101 (records relating to its functions as investment adviser and co-administrator).

         (2) Martindale Andres & Company, Inc., 200 Four Falls Corporate Center, West Conshohocken, Pennsylvania 19728 (records relating to its functions as sub-adviser).

         (3) Brinson Partners, Inc., 209 South LaSalle Street, Chicago, Illinois 60604 (records relating to its functions as sub-adviser).

         (4) BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

         (5) BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and fund accountant).

         (6) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as co-administrator)

         (7) Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Agreement and Declaration of Trust, By-Laws and Minute Books).

Item 31. Management Services.

         None.

Item 32. Undertakings.


         Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Harrisburg, and State of Pennsylvania, on the 1st day of October, 1998.



                                   GOVERNOR FUNDS
                                   Registrant


                                   /s/ Lana V. Burkhardt
                                   ------------------------------
                                   Lana V. Burkhardt
                                   President and Treasurer



        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signature                     Title                                    Date
     ---------                     -----                                    ----
/s/ Robert E. Leech           Sole Trustee                            October 1, 1998
-------------------------
Robert E. Leech

                                  EXHIBIT INDEX

                                   DESCRIPTION


EXHIBIT NO.

(1)(a)            Agreement and Declaration of Trust, dated as of September 3,
                  1998.

(2)               By-laws.

(5)(a) Form of Investment Advisory Agreement between Governor Funds and Governors Group Advisors, Inc.

(5)(b) Form of Investment Sub-Advisory Agreement between Governors Group Advisors, Inc., and Martindale Andres & Company, Inc.

(5)(c) Form of Investment Sub-Advisory Agreement between Governors Group Advisors, Inc., and Brinson Partners, Inc.

(6)(a) Form of Distribution Agreement between Governor Funds and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services.

(8)(a) Form of Custody Agreement between Governor Funds and The Bank of New York.

(8)(b) Form of Cash Management and Related Services Agreement between Governor Funds and The Bank of New York.

(9)(a) Form of Management and Administration Agreement among Governor Funds, BISYS Fund Services Ohio, Inc. and Governors Group Advisors, Inc.

(9)(b) Form of Transfer Agency Agreement between Governor Funds and BISYS Fund Services, Inc.

(9)(c) Form of Fund Accounting Agreement between Governor Funds and BISYS Fund Services, Inc.

(10)              Opinion of Counsel.

(11)(a)           Consent of Drinker Biddle & Reath LLP.

(13)              Form of Purchase Agreement.

(15)(a)           Rule 12b-1 Plan.

    (b)           Administrative Services Plan.

(16)              Performance Quotations.

(17)              None.

(18)              18f-3 Plan.

                                      -2-